UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23338

FS Multi-Alternative Income Fund (Exact name of registrant as specified in charter)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)		19112 (Zip code)

Michael C. Forman FS Multi-Alternative Income Fund 201 Rouse Boulevard Philadelphia, Pennsylvania 19112 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: October 31 Date of reporting period: April 30, 2020

Item 1.Reports to Stockholders.

The semi-annual report (the “Semi-Annual Report”) of FS Multi-Alternative Income Fund (the “Fund”) for the six months ended April 30, 2020 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Multi-Alternative
Income Fund

Electronic Reports Disclosure — Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of FS Multi-Alternative Income Fund’s (the “Fund”) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Shareholders who hold accounts directly may elect to receive shareholder reports and other communications from the Fund electronically by calling 877-628-8575 or emailing service@fsinvestments.com to make such arrangements. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly for information on how to receive shareholder reports and other communications electronically.

You may elect to receive all future reports in paper free of charge. Shareholders who hold accounts directly may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 877-628-8575 or emailing service@fsinvestments.com. For shareholders who hold accounts through an investment advisor, bank or broker-dealer, please contact that financial intermediary directly to inform them that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the fund complex if you hold accounts directly or to all funds held in your account if you invest through your financial intermediary.

Semi-annual report

2020

FS Multi-Alternative Income Fund

Portfolio Review

The following tables summarize the portfolio composition, industry classification and top 10 holdings of our investment portfolio as of April 30, 2020 (unaudited):

Portfolio composition (by fair value)
Real Estate Funds	36%
Senior Secured Loans—First Lien	24%
Senior Secured Loans—Second Lien	2%
Senior Secured Bonds	11%
Unsecured Bonds	18%
CLO/Structured Credit	9%
100%

Top 10 Holdings (by fair value)
Clarion Lion Properties Fund	10%
Blackstone Property Partners	10%
Brookfield Premier Real Estate Partners	5%
CBRE U.S. Core Partners, LP	5%
RREEF Core Plus Industrial Fund	3%
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	3%
Frontier Communications	2%
Altice France SA	2%
Smart & Final Stores LLC	2%
Sequa Mezzanine Holdings LLC	1%

Industry classification (by fair value)
Real Estate Funds/REITs	37%
USD CLO	6%
Telecommunications	5%
Retail	4%
Software	4%
Chemicals	3%
Food	3%
Healthcare-Services	3%
EUR CLO	3%
Pipelines	2%
Computers	2%
Oil & Gas	2%
Lodging	2%
Commercial Services	2%
Municipal	2%
Aerospace/Defense	2%
Other	18%
100%

FS Multi-Alternative Income Fund

Officers and Board of Trustees

Officers

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

EDWARD T. GALLIVAN, JR.
Chief Financial Officer & Treasurer

STEPHEN S. SYPHERD
General Counsel & Secretary

JAMES F. VOLK
Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN
Chairman, Chief Executive Officer & President

DAVID J. ADELMAN
Vice-Chairman
President & Chief Executive Officer, Campus Apartments, Inc.

HOLLY E. FLANAGAN
Trustee
Managing Director, Gabriel Investments

BRIAN R. FORD
Trustee
Retired Partner, Ernst & Young LLP

DANIEL J. HILFERTY, III
Trustee
Chief Executive Officer, Independence Health Group

i

FS Multi-Alternative Income Fund

Semi-Annual Report for the Six Months Ended April 30, 2020

See notes to unaudited consolidated financial investments.
1

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Industry	Number of Shares	Cost	Fair Value(c)
Real Estate Funds—44.0%
Blackstone Property Partners, LP	Real Estate	2,880	$4,000	$4,275
Brookfield Premier Real Estate Partners	Real Estate	1,623	2,104	2,261
CBRE U.S. Core Partners, LP	Real Estate	1,508,990	2,116	2,219
Clarion Lion Properties Fund	Real Estate	2,743	4,080	4,284
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Real Estate	12,094	1,224	1,263
RREEF Core Plus Industrial Fund	Real Estate	11,887	1,510	1,617
Total Real Estate Funds			15,034	15,919

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—28.8%
Accuride Corp., L+525, 1.0% Floor, 11/17/23	(d)	Auto Parts & Equipment	$324	308	142
Advantage Sales & Marketing, Inc., L+325, 1.0% Floor, 7/23/21	(d) (e)	Advertising	354	341	306
Affordable Care Holding Corp., L+475, 1.0% Floor, 10/24/22	(d)	Healthcare-Services	410	399	290
AHP Health Partners, Inc., L+450, 1.0% Floor, 6/30/25	(d) (e)	Healthcare-Services	145	146	135
AI Ladder (Luxembourg) Subco S.a r.l, L+450, 7/9/25	(d)	Securities & Trusts	7	7	6
Albany Molecular Research, Inc., L+325, 1.0% Floor, 8/30/24	(d) (f)	Healthcare	32	27	30
Algoma Steel, Inc., L+850, 1.5% Floor, 12/1/25	(d) (e)	Iron/Steel	66	66	51
Almonde, Inc., L+350, 1.0% Floor, 6/13/24	(d)	Software	20	20	18
American Tire Distributors Holdings, Inc., L+750, 1.0% Floor, 9/2/24	(d)	Distribution/Wholesale	14	13	9
Amneal Pharmaceuticals, LLC, L+350, 5/4/25	(d) (e)	Pharmaceuticals	48	45	43
Aruba Investments, Inc., L+325, 1.0% Floor, 2/2/22	(d) (e) (f)	Miscellaneous Manufacturer	5	5	5
Avantor, Inc., L+225, 1.0% Floor, 11/21/24	(d)	Healthcare-Products	183	185	181
BCP Raptor II, LLC, L+475, 11/3/25	(d)	Midstream	205	204	100
BCP Raptor, LLC, L+425, 1.0% Floor, 6/24/24	(d)	Pipelines	346	336	168
Belk, Inc., L+675, 1.0% Floor, 7/31/25	(d)	Retail	591	530	245
BellRing Brands, LLC, L+500, 1.0% Floor, 10/21/24	(d) (e)	Food	35	34	35
Brand Energy & Infrastructure Services, Inc., L+425, 1.0% Floor, 6/21/24	(d)	Engineering & Construction	249	242	212
Caesars Resort Collection, LLC, L+275, 12/23/24	(d) (e)	Entertainment	18	12	15
California Resources Corp., L+475, 1.0% Floor, 12/31/22	(d) (e) (f)	Oil & Gas	209	200	51
Champ Acquisition Corp., L+550, 12/19/25	(d)	Apparel	296	294	265
CommerceHub, Inc., L+350, 5/21/25	(d)	Software	10	10	9
Compassus Intermediate Inc, L+500, 1.0% Floor, 12/31/26	(d)	Healthcare-Services	86	85	80
CSM Bakery Solutions LLC, L+400, 1.0% Floor, 7/3/20	(d)	Food	159	157	134
CWGS Group, LLC, L+275, 0.8% Floor, 11/8/23	(d)	Retail	438	408	328
Dell International LLC, L+200, 0.8% Floor, 9/19/25	(d)	Technology	133	117	130
Dex Media, Inc., L+900, 1.0% Floor, 12/29/23	(d) (e) (f)	Software	230	226	215
Diamond Resorts Corp., L+375, 1.0% Floor, 9/2/23	(d)	Lodging	207	203	159
Digicel International Finance Limited, L+325, 5/28/24	(d) (e)	Telecommunications	65	53	54
DynCorp International, Inc., L+600, 1.0% Floor, 8/18/25	(d) (e)	Computers	68	66	61

See notes to unaudited consolidated financial investments.
2

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
EIF Van Hook Holdings, LLC, L+525, 9/5/24	(d)	Pipelines	$378	$373	$219
Electronics for Imaging, Inc., L+500, 7/23/26	(d)	Computers	66	63	51
Employbridge LLC, L+450, 1.0% Floor, 4/18/25	(d)	Commercial Services	183	185	144
Endo Luxembourg Finance Co. I S.a r.l., L+425, 0.8% Floor, 4/29/24	(d) (e)	Pharmaceuticals	70	64	64
Financial & Risk US Holdings, Inc., L+325, 10/1/25	(d) (f)	Technology	62	54	60
Flexential Intermediate Corp., L+350, 8/1/24	(d)	Computers	377	358	276
GOBP Holdings, Inc., L+275, 10/22/25	(d)	Retailers	97	85	95
Green Energy Partners/Stonewall LLC, L+550, 1.0% Floor, 11/12/21	(d) (e) (f)	Real Estate	110	87	94
HCA Inc., L+175, 3/18/26	(d) (f)	Healthcare	101	89	99
Hub International Limited, L+300, 4/25/25	(d)	Insurance	140	115	131
Hummel Station, LLC, L+375, 4/27/22	(d) (e)	Utilities	58	50	51
Hummel Station, LLC, L+600, 1.0% Floor, 10/27/22	(d) (e)	Utilities	5	4	4
Hummel Station, LLC, L+600, 1.0% Floor, 10/27/22	(d) (e)	Utilities	12	10	10
Hummel Station, LLC, L+375, 4/27/22	(d) (e) (g)	Utilities	5	4	4
Hummel Station, LLC, L+375, 4/27/22	(d) (e) (g)	Utilities	6	5	5
Jo-Ann Stores, Inc., L+500, 1.0% Floor, 10/20/23	(d) (e)	Retail	216	210	70
Liberty Latin America Ltd., L+500, 10/15/26	(d) (e)	Media Entertainment	17	17	17
Lightstone Holdco, LLC, L+375, 1.0% Floor, 1/30/24	(d) (e) (f)	Real Estate	205	166	163
Lightstone Holdco, LLC, L+375, 1.0% Floor, 1/30/24	(d) (e) (f)	Real Estate	12	9	9
Lucid Energy Group II Borrower, LLC, L+300, 1.0% Floor, 2/17/25	(d)	Pipelines	50	44	30
Mallinckrodt International Finance S.A., L+275, 0.8% Floor, 9/24/24	(d) (e) (f)	Pharmaceuticals	70	54	50
Matador Bidco S.a.r.l., L+475, 10/15/26	(d)	Securities & Trusts	54	53	50
Medallion Midland Acquisition, LLC, L+325, 1.0% Floor, 10/30/24	(d) (e) (f)	Midstream	10	7	7
MI Windows and Doors, LLC, L+550, 1.0% Floor, 11/6/26	(d)	Building Materials	245	234	220
Montreign Resort Casino, L+225, 3/22/21	(d) (e) (f)	Entertainment	40	37	36
Motion Finco S.a.r.l., L+325, 11/4/26	(d) (e) (f)	Professional & Business Services	1	1	1
Motion Finco S.a.r.l., L+325, 11/13/26	(d) (e) (f)	Leisure Time	5	4	5
Nomad Buyer, Inc., L+500, 8/1/25	(d)	Software	387	379	356
PAE Holding Corp., L+550, 1.0% Floor, 10/20/22	(d)	Commercial Services	178	178	172
Patterson Medical Holdings, Inc., L+475, 1.0% Floor, 8/29/22	(d) (e)	Pharmaceuticals	71	70	62
PG&E Opco, L+347.5, 4/27/21	(d) (e) (f)	Electric	3	3	3
Playtika Holding Corp., L+600, 1.0% Floor, 12/10/24	(d) (e)	Entertainment	64	63	64
Polar US Borrower, LLC, L+475, 10/15/25	(d)	Chemicals	395	387	345
Prime Security Services Borrower, LLC, L+325, 1.0% Floor, 9/23/26	(d)	Consumer Cyclical Services	202	154	193
Quorum Health Corp., L+675, 1.0% Floor, 4/29/22	(d) (e)	Healthcare-Services	53	52	46
Quorum Health Corp., L+1000, 1.0% Floor, 10/9/20	(d) (e) (f)	Healthcare-Services	45	44	45
Rent-A-Center, Inc., L+450, 8/5/26	(d) (e)	Commercial Services	70	69	67
RP Crown Parent, LLC, L+275, 1.0% Floor, 10/12/23	(d) (f)	Software	220	214	212
SBA Senior Finance II LLC, L+175, 4/11/25	(d) (f)	Telecommunications	48	42	46
Seadrill Partners Finco LLC, L+600, 1.0% Floor, 2/21/21	(d) (e)	Oil & Gas	172	162	31

See notes to unaudited consolidated financial investments.
3

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
SeaWorld Parks & Entertainment, Inc., L+300, 0.8% Floor, 3/31/24	(d) (e)	Leisure Time	$11	$9	$10
Sequa Mezzanine Holdings L.L.C., L+500, 1.0% Floor, 11/28/21	(d)	Aerospace/Defense	601	597	505
SGS Cayman, L.P., L+537.5, 1.0% Floor, 4/23/21	(d)	Commercial Services	82	80	59
SIRVA Worldwide, Inc., L+550, 8/4/25	(d)	Transportation	424	407	308
Smart & Final Stores LLC, L+675, 6/20/25	(d)	Food	693	635	662
Stars Group Holdings B.V. (The), L+350, 7/10/25	(d)	Gaming	79	66	78
Summer (BC) Lux Consolidator S.C.A., L+500, 12/4/26	(d) (e)	Business Services	55	51	47
Sutherland Global Services, Inc., L+537.5, 1.0% Floor, 4/23/21	(d)	Computers	353	346	253
Syncsort, Inc., L+600, 1.0% Floor, 8/16/24	(d)	Software	207	194	186
Tecomet Inc., L+350, 1.0% Floor, 5/1/24	(d) (f)	Metal Fabricate/Hardware	15	14	14
Terrier Media Buyer, Inc., L+425, 12/17/26	(d) (e)	Advertising	50	50	47
The Talbots, Inc., L+700, 1.0% Floor, 11/28/22	(d)	Retail	214	209	166
Tibco Software Inc., L+375, 6/30/26	(d) (e)	Software	137	117	129
TopGolf International, Inc., L+550, 2/8/26	(d) (e)	Leisure Time	79	78	67
UTEX Industries Inc., L+400, 1.0% Floor, 5/22/21	(d) (e)	Miscellaneous Manufacturer	232	228	64
Verifone Systems, Inc., L+400, 8/20/25	(d) (e)	Computers	35	33	27
Verscend Holding Corp., L+450, 8/27/25	(d) (e)	Commercial Services	15	13	14
W3 Topco LLC, L+600, 8/16/25	(d)	Internet	221	204	183
West Corp., L+400, 1.0% Floor, 10/10/24	(d)	Telecommunications	228	197	180
WireCo WorldGroup, Inc., L+500, 1.0% Floor, 9/30/23	(d)	Metal Fabricate/Hardware	48	48	37
Yak Access, LLC, L+500, 7/11/25	(d)	Engineering & Construction	437	405	295
Total Senior Secured Loans—First Lien				12,919	10,415
Unfunded Loan Commitments				(9)	(9)
Net Senior Secured Loans—First Lien				12,910	10,406
Senior Secured Loans—Second Lien—2.9%
Access CIG, LLC, L+775, 2/27/26	(d)	Computers	179	179	157
Comet Acquisition, Inc., L+750, 10/26/26	(d)	Healthcare-Services	44	44	35
Electronics for Imaging, Inc., L+900, 7/23/27	(d)	Computers	17	16	13
Emerald Performance Materials, LLC, L+775, 1.0% Floor, 8/1/22	(d)	Chemicals	63	63	59
EXC Holdings III Corp., L+750, 1.0% Floor, 12/1/25	(d)	Miscellaneous Manufacturer	395	389	333
Flexential Intermediate Corp., L+725, 1.0% Floor, 8/1/25	(d)	Computers	134	130	50
Froneri International PLC, L+575, 1/31/28	(d)	Food and Beverage	6	7	6
Jo-Ann Stores, Inc., L+925, 1.0% Floor, 5/21/24	(d) (e)	Retail	133	127	30
NEP/NCP Holdco, Inc., L+700, 10/19/26	(d)	Media Entertainment	9	8	5
NeuStar, Inc., L+800, 1.0% Floor, 8/8/25	(d) (e)	Computers	20	19	14
Sequa Mezzanine Holdings LLC, L+900, 1.0% Floor, 4/28/22	(d)	Aerospace/Defense	203	201	152
UTEX Industries Inc., L+725, 1.0% Floor, 5/22/22	(d) (e)	Miscellaneous Manufacturer	170	169	23
Vectra Co., L+725, 3/8/26	(d)	Miscellaneous Manufacturer	102	102	88
WireCo WorldGroup, Inc., L+900, 1.0% Floor, 9/30/24	(d)	Metal Fabricate/Hardware	104	105	75
Total Senior Secured Loans—Second Lien				1,559	1,040

See notes to unaudited consolidated financial investments.
4

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—12.7%
1011778 BC ULC / New Red Finance Inc., 5.0%, 10/15/25	(e) (h) (i)	Retail	$76	$78	$77
Altice France Holding SA, 8.0%, 5/15/27	(e) (h) (i)	Telecommunications	€200	242	224
Altice France SA, 5.5%, 1/15/28	(e) (i)	Telecommunications	$200	200	203
Altice France SA, 3.4%, 1/15/28	(e) (h)	Telecommunications	€245	250	253
APX Group, Inc., 7.9%, 12/1/22	(j)	Commercial Services	$168	167	162
Avantor, Inc., 6.0%, 10/1/24	(e) (h) (i) (k)	Healthcare-Products	7	6	7
BCD Acquisition, Inc., 9.6%, 9/15/23	(e) (h) (i)	Auto Manufacturers	103	106	86
Burlington Coat Factory Warehouse Corp., 6.3%, 4/15/25	(e) (h) (i)	Retail	19	19	19
Cinemark USA, Inc., 8.8%, 5/1/25	(e) (h) (i)	Entertainment	64	65	65
Cornerstone Building Brands, Inc., 8.0%, 4/15/26	(i) (j) (k)	Construction Materials	116	111	99
CSI Compressco LP/CSI Compressco Finance, Inc., 7.5%, 4/1/25	(e) (h) (i)	Oil & Gas Services	68	69	45
Dell International LLC/EMC Corp., 5.9%, 7/15/25	(e) (h) (i)	Computers	19	19	21
Dell International LLC/EMC Corp., 6.1%, 7/15/27	(e) (h) (i)	Computers	50	50	55
Dell International LLC/EMC Corp., 6.2%, 7/15/30	(e) (h) (i)	Computers	13	13	15
Dell International LLC/EMC Corp., 8.1%, 7/15/36	(e) (h) (i)	Computers	30	38	37
Dell International LLC/EMC Corp., 4.9%, 10/1/26	(e) (h) (i)	Computers	19	20	20
Delta Air Lines, Inc., 7.0%, 5/1/25	(e) (i)	Airlines	42	42	43
Denbury Resources, Inc., 9.3%, 3/31/22	(e) (h) (i)	Oil & Gas	157	158	29
Denbury Resources, Inc., 7.8%, 2/15/24	(e) (h) (i)	Oil & Gas	23	18	4
Diamond Resorts International, Inc., 7.8%, 9/1/23	(i) (j)	Lodging	69	72	56
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.8%, 5/25/24	(e) (h) (i)	Telecommunications	200	200	186
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC, 7.5%, 5/1/25	(i) (j) (k)	Textiles	436	433	244
Enterprise Development Authority, 12.0%, 7/15/24	(i) (j) (k)	Entertainment	5	5	5
Frontier Communications Corp., 8.5%, 4/1/26	(e) (h) (i) (l) (m)	Telecommunications	251	235	233
Frontier Communications Corp., 8.0%, 4/1/27	(e) (h) (i) (l) (m)	Telecommunications	99	100	101
Gap, Inc., 8.6%, 5/15/25	(e) (f) (i)	Retail	25	25	26
Gap, Inc., 8.9%, 5/15/27	(e) (f) (i)	Retail	24	24	25
Gateway Casinos & Entertainment Ltd., 8.3%, 3/1/24	(e) (h) (i)	Entertainment	24	25	20
Hudbay Minerals, Inc., 7.6%, 1/15/25	(e) (h) (i)	Mining	101	102	92
Intelsat Jackson Holdings SA, 5.5%, 8/1/23	(j) (k)	Telecommunications	71	67	39
JW Aluminum Continuous Cast Co., 10.3%, 6/1/26	(e) (h) (i)	Mining	91	93	93
L Brands, Inc., 6.9%, 11/1/35	(e) (h)	Retail	63	60	47
L Brands, Inc., 6.8%, 7/1/36	(e) (h)	Retail	48	41	35
LABL Escrow Issuer LLC, 6.8%, 7/15/26	(i) (j)	Packaging & Containers	103	103	107
Maxim Crane Works Holdings Capital LLC, 10.1%, 8/1/24	(i) (j)	Machinery-Diversified	109	105	103
Navistar International Corp., 9.5%, 5/1/25	(e) (i)	Auto Manufacturers	50	50	53
Neon Holdings, Inc., 10.1%, 4/1/26	(i) (j)	Chemicals	187	185	169
Northern Oil and Gas, Inc., 8.5%, 5/15/23 (8.5% Cash + 1.0% PIK)	(e) (h)	Oil & Gas	23	24	14
Pacific Drilling SA, 8.4%, 10/1/23	(e) (h) (i)	Oil & Gas	58	52	13
Par Pharmaceutical, Inc., 7.5%, 4/1/27	(e) (h) (i)	Pharmaceuticals	72	70	73

See notes to unaudited consolidated financial investments.
5

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.3%, 1/15/28	(e) (h) (i)	Commercial Services	$33	$33	$30
Quorum Health Corp., 11.6%, 4/15/23	(e) (l) (m)	Healthcare-Services	20	20	4
QVC, Inc., 4.4%, 3/15/23	(e) (h)	Retail	24	22	23
QVC, Inc., 4.5%, 2/15/25	(e) (h)	Retail	4	3	4
QVC, Inc., 4.8%, 2/15/27	(e) (h)	Retail	12	10	11
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc., 9.8%, 12/1/26	(i) (j) (k)	Healthcare-Services	188	187	202
Sabine Pass Liquefaction LLC, 5.6%, 3/1/25	(e) (h)	Pipelines	8	8	8
Sabine Pass Liquefaction LLC, 5.0%, 3/15/27	(e) (h)	Pipelines	14	15	14
Solocal Group, 8.0%, 3/15/22 (3 mo. EURIBOR + 7.0%)	(e) (h) (o)	Internet	€174	196	86
Spirit AeroSystems, Inc., 7.5%, 4/15/25	(e) (h) (i)	Aerospace/Defense	$5	5	5
SRS Distribution, Inc., 8.3%, 7/1/26	(i) (j) (k)	Retail	313	301	293
Summer (BC) Holdco B S.a r.l., 5.8%, 10/31/26	(e) (h)	Advertising	€100	110	98
Talen Energy Supply LLC, 6.6%, 1/15/28	(e) (h) (i)	Electric	$74	73	70
Team Health Holdings, Inc., 6.4%, 2/1/25	(i) (j) (k)	Commercial Services	182	161	101
Teekay Corp., 9.3%, 11/15/22	(e) (h) (i)	Transportation	111	111	110
TPro Acquisition Corp., 11.0%, 10/15/24	(i) (j)	Retail	88	83	85
Tronox, Inc., 6.5%, 5/1/25	(e) (f) (i)	Chemicals	14	14	14
Unique Pub Finance Co. Plc, 5.7%, 6/30/27	(e) (h)	Real Estate	£10	14	14
Urban One, Inc., 7.4%, 4/15/22	(e) (h) (i)	Media Entertainment	$80	78	68
Vantage Drilling International, 9.3%, 11/15/23	(e) (h) (i)	Oil & Gas	186	183	99
Warrior Met Coal, Inc., 8.0%, 11/1/24	(e) (h) (i)	Coal	4	4	4
Wyndham Destinations, Inc., 4.6%, 3/1/30	(e) (h) (i)	Lodging	51	51	44
Total Senior Secured Bonds				5,424	4,585
Unsecured Bonds—21.6%
AHP Health Partners, Inc., 9.8%, 7/15/26	(e) (h) (i)	Healthcare-Services	76	71	76
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.6%, 1/15/27	(e) (h) (i)	Food	29	27	29
Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 4.9%, 2/15/30	(e) (h) (i)	Food	5	4	5
Anglo American Capital Plc, 4.8%, 4/10/27	(e) (h) (i)	Mining	200	197	206
APX Group, Inc., 7.6%, 9/1/23	(j) (k)	Commercial Services	105	101	83
ArcelorMittal SA, 7.0%, 10/15/39	(e) (h)	Iron/Steel	33	40	34
Aruba Investments, Inc., 8.8%, 2/15/23	(e) (h) (i)	Chemicals	152	153	149
Ball Corp., 4.0%, 11/15/23	(e) (h)	Packaging & Containers	15	16	16
Bausch Health Companies, Inc., 7.0%, 1/15/28	(e) (h) (i)	Pharmaceuticals	18	19	19
Bausch Health Companies, Inc., 5.0%, 1/30/28	(e) (h) (i)	Pharmaceuticals	45	45	43
Bausch Health Companies, Inc., 7.3%, 5/30/29	(e) (h) (i)	Pharmaceuticals	33	37	35
Bausch Health Companies, Inc., 5.3%, 1/30/30	(e) (h) (i)	Pharmaceuticals	43	43	43
Boyd Gaming Corp., 6.4%, 4/1/26	(e) (h)	Lodging	21	19	19
Boyd Gaming Corp., 4.8%, 12/1/27	(e) (h) (i)	Lodging	41	36	35
Buckeye Partners LP, 4.2%, 7/1/23	(e) (h)	Pipelines	3	3	3
Buckeye Partners LP, 4.4%, 10/15/24	(e) (h)	Pipelines	11	9	10
Buckeye Partners LP, 4.1%, 3/1/25	(e) (h) (i)	Pipelines	10	9	9
Buckeye Partners LP, 4.0%, 12/1/26	(e) (h)	Pipelines	42	36	38
Buckeye Partners LP, 4.1%, 12/1/27	(e)	Pipelines	8	7	7

See notes to unaudited consolidated financial investments.
6

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Buckeye Partners LP, 4.5%, 3/1/28	(e) (f) (i)	Pipelines	$5	$5	$5
CCO Holdings LLC/CCO Holdings Capital Corp., 5.4%, 6/1/29	(e) (h) (i)	Media Entertainment	173	183	183
CCO Holdings LLC/CCO Holdings Capital Corp., 4.8%, 3/1/30	(e) (h) (i)	Media Entertainment	22	19	23
Central Garden & Pet Co., 5.1%, 2/1/28	(e) (h)	Household Products/Wares	44	43	45
Cheniere Energy Partners LP, 5.6%, 10/1/26	(e) (h)	Pipelines	103	102	99
Cheniere Energy Partners LP, 4.5%, 10/1/29	(e) (h) (i)	Pipelines	25	22	23
Coty, Inc., 6.5%, 4/15/26	(e) (h) (i)	Cosmetics/Personal Care	17	16	14
DaVita, Inc., 5.0%, 5/1/25	(e) (h)	Healthcare-Services	46	44	47
Diamond Resorts International, Inc., 10.8%, 9/1/24	(i) (j) (k)	Lodging	71	71	46
Endeavor Energy Resources LP / EER Finance, Inc., 5.5%, 1/30/26	(e) (h) (i)	Oil & Gas	79	78	70
Endeavor Energy Resources LP / EER Finance, Inc., 5.8%, 1/30/28	(e) (h) (i)	Oil & Gas	11	10	10
EPR Properties, 4.5%, 4/1/25	(e) (h)	Real Estate Investment Trusts	20	18	18
EPR Properties, 4.8%, 12/15/26	(e) (h)	Real Estate Investment Trusts	11	9	9
Fidelity & Guaranty Life Holdings, Inc., 5.5%, 5/1/25	(e) (h) (i)	Insurance	36	40	38
Frontier Communications Corp., 10.5%, 9/15/22	(e) (h) (l) (m)	Telecommunications	278	168	87
Frontier North, Inc., 6.7%, 2/15/28	(e) (h) (l) (m)	Telecommunications	550	507	526
Genesis Energy LP / Genesis Energy Finance Corp., 6.5%, 10/1/25	(e) (h)	Pipelines	4	3	3
Genesis Energy LP / Genesis Energy Finance Corp., 6.3%, 5/15/26	(e) (h)	Pipelines	58	50	49
Genesis Energy LP / Genesis Energy Finance Corp., 7.8%, 2/1/28	(e) (h)	Pipelines	142	138	121
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings, 10.0%, 11/30/24	(i) (j) (k)	Software	454	488	481
Genworth Holdings, Inc., 7.2%, 2/15/21	(e) (h)	Insurance	5	5	5
Genworth Holdings, Inc., 7.6%, 9/24/21	(e) (h)	Insurance	25	26	24
HCA, Inc., 5.6%, 9/1/28	(e) (h)	Healthcare-Services	35	39	39
HCA, Inc., 5.9%, 2/1/29	(e) (h)	Healthcare-Services	71	80	82
Hexion, Inc., 7.9%, 7/15/27	(e) (h) (i)	Chemicals	127	120	116
Hilton Domestic Operating Co., Inc., 5.4%, 5/1/25	(e) (h) (i)	Lodging	21	21	21
Hilton Domestic Operating Co., Inc., 5.8%, 5/1/28	(e) (h) (i)	Lodging	30	30	31
HLF Financing Sarl LLC/Herbalife International, Inc., 7.3%, 8/15/26	(e) (h) (i)	Pharmaceuticals	54	55	53
Howmet Aerospace, Inc., 6.9%, 5/1/25	(e) (h)	Aerospace/Defense	20	20	20
Hyatt Hotels Corp., 5.4%, 4/23/25	(e) (h)	Lodging	36	36	37
Hyatt Hotels Corp., 5.8%, 4/23/30	(e) (h)	Lodging	212	219	219
JPMorgan Chase & Co., 5.0% 8/1/24 (fixed, converts to FRN on 8/1/24)	(e) (h) (n) (o)	Commercial Banks	45	37	42
JPMorgan Chase & Co., 4.6% 2/1/25 (fixed, converts to FRN on 2/1/25)	(e) (h) (n) (o)	Commercial Banks	64	60	57
Kraft Heinz Foods Co., 4.6%, 1/30/29	(e) (h)	Food	12	13	13
Kraft Heinz Foods Co., 3.8%, 4/1/30	(e) (h) (i)	Food	50	48	51
Kraft Heinz Foods Co., 5.0%, 6/4/42	(e) (h)	Food	223	221	227
Kraft Heinz Foods Co., 4.4%, 6/1/46	(e) (h)	Food	31	29	30

See notes to unaudited consolidated financial investments.
7

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Liberty Interactive LLC, 4.0%, 11/15/29	(e) (h)	Media Entertainment	$252	$180	$171
Marriott International, Inc., 5.8%, 5/1/25	(e)	Lodging	118	118	123
Marriott Ownership Resorts, Inc., 4.8%, 1/15/28	(e) (h) (i)	Lodging	54	55	48
Mattel, Inc., 5.9%, 12/15/27	(e) (h) (i)	Toys/Games/Hobbies	64	63	64
Methanex Corp., 5.3%, 12/15/29	(e) (h)	Chemicals	218	208	184
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 5.8%, 2/1/27	(e) (h)	Real Estate Investment Trusts	56	62	57
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.5%, 1/15/28	(e) (h)	Real Estate Investment Trusts	8	8	8
MGM Resorts International, 7.8%, 3/15/22	(e) (h)	Lodging	37	40	38
Michaels Stores, Inc., 8.0%, 7/15/27	(e) (h) (i)	Retail	61	59	43
Morgan Stanley, 5.6% 7/15/20 (fixed, converts to FRN on 7/15/20)	(e) (h) (n) (o)	Commercial Banks	59	54	54
Natural Resource Partners LP/NRP Finance Corp., 9.1%, 6/30/25	(e) (h) (i)	Coal	182	180	154
Navient Corp., 5.6%, 8/1/33	(e) (h)	Diversified Financial Services	81	67	62
Netflix, Inc., 3.9%, 11/15/29	(e) (h)	Internet	€100	112	113
Nine Energy Service, Inc., 8.8%, 11/1/23	(e) (h) (i)	Oil & Gas Services	$49	49	10
Noble Energy, Inc., 6.0%, 3/1/41	(e) (h)	Oil & Gas	5	4	4
Noble Energy, Inc., 5.3%, 11/15/43	(e) (h)	Oil & Gas	20	14	15
Noble Energy, Inc., 5.1%, 11/15/44	(e) (h)	Oil & Gas	57	40	42
Noble Energy, Inc., 5.0%, 8/15/47	(e) (h)	Oil & Gas	13	9	9
NOVA Chemicals Corp., 5.3%, 6/1/27	(e) (h) (i)	Chemicals	95	97	76
Occidental Petroleum Corp., 2.7%, 2/15/23	(e) (h)	Oil & Gas	23	19	20
Occidental Petroleum Corp., 3.5%, 6/15/25	(e) (h)	Oil & Gas	22	14	16
Occidental Petroleum Corp., 3.4%, 4/15/26	(e) (h)	Oil & Gas	47	28	34
Occidental Petroleum Corp., 3.2%, 8/15/26	(e) (h)	Oil & Gas	6	4	4
Occidental Petroleum Corp., 3.0%, 2/15/27	(e) (h)	Oil & Gas	35	21	25
Parsley Energy LLC/Parsley Finance Corp., 5.4%, 1/15/25	(e) (h) (i)	Oil & Gas	17	13	15
Parsley Energy LLC/Parsley Finance Corp., 5.3%, 8/15/25	(e) (h) (i)	Oil & Gas	16	14	14
Parsley Energy LLC/Parsley Finance Corp., 5.6%, 10/15/27	(e) (h) (i)	Oil & Gas	67	52	58
Performance Food Group, Inc., 6.9%, 5/1/25	(e) (h) (i)	Distribution/Wholesale	27	27	28
Post Holdings, Inc., 5.5%, 12/15/29	(e) (h) (i)	Food	69	73	70
Puerto Rico Commonwealth Aqueduct & Sewer Auth., 6.2%, 7/1/38	(e) (h)	Municipal	5	4	5
Puerto Rico Commonwealth Aqueduct & Sewer Auth., 5.3%, 7/1/42	(e) (f)	Municipal	55	52	52
Puerto Rico Electric Power Authority, 5.4%, 1/1/18	(e) (h) (l) (m)	Municipal	5	4	3
Puerto Rico Electric Power Authority, 0.0%, 7/1/18	(e) (h) (l) (m) (p)	Municipal	5	4	2
Puerto Rico Electric Power Authority, 0.0%, 7/1/20	(e) (h) (l) (m) (p)	Municipal	15	11	8
Puerto Rico Electric Power Authority, 10.0%, 1/1/21	(e) (l) (m)	Municipal	8	8	6
Puerto Rico Electric Power Authority, 10.0%, 7/1/21	(e) (l) (m)	Municipal	8	8	6
Puerto Rico Electric Power Authority, 5.5%, 7/1/21	(e) (h) (l) (m)	Municipal	5	4	3
Puerto Rico Electric Power Authority, 10.0%, 1/1/22	(e) (l) (m)	Municipal	2	2	2
Puerto Rico Electric Power Authority, 10.0%, 7/1/22	(e) (l) (m)	Municipal	2	2	2
Puerto Rico Electric Power Authority, 5.0%, 7/1/25	(e) (h) (l) (m)	Municipal	5	4	3

See notes to unaudited consolidated financial investments.
8

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Puerto Rico Electric Power Authority, 5.3%, 7/1/27	(e) (l) (m)	Municipal	$145	$91	$86
Puerto Rico Electric Power Authority, 5.0%, 7/1/27	(e) (h) (l) (m)	Municipal	5	4	3
Puerto Rico Electric Power Authority, 5.3%, 7/1/28	(e) (l) (m)	Municipal	5	3	3
Puerto Rico Electric Power Authority, 5.0%, 7/1/28	(e) (h) (l) (m)	Municipal	5	4	3
Puerto Rico Electric Power Authority, 5.0%, 7/1/29	(e) (l) (m)	Municipal	130	81	77
Puerto Rico Electric Power Authority, 1.7%, 7/1/31 (3 mo. USD LIBOR + 0.7%)	(e) (l) (m) (o)	Municipal	15	11	8
Puerto Rico Electric Power Authority, 5.3%, 7/1/33	(e) (h) (l) (m)	Municipal	50	39	30
Puerto Rico Electric Power Authority, 6.8%, 7/1/36	(e) (h) (l) (m)	Municipal	15	12	9
Puerto Rico Electric Power Authority, 5.3%, 7/1/40	(e) (f) (h) (l) (m)	Municipal	10	7	6
Puerto Rico Public Buildings Auth., 5.3%, 7/1/42	(e) (h) (l) (m)	Municipal	55	39	39
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 4.3%, 7/1/40	(e) (h)	Municipal	72	63	64
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 4.3%, 7/1/40	(e) (h)	Municipal	48	43	43
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 0.0%, 7/1/46	(e) (h) (p)	Municipal	537	111	126
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 0.0%, 7/1/51	(e) (h) (p)	Municipal	417	74	73
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 4.8%, 7/1/53	(e) (h)	Municipal	39	31	35
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 4.8%, 7/1/53	(e) (h)	Municipal	3	2	3
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 4.5%, 7/1/53	(e) (h)	Municipal	7	6	6
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 5.0%, 7/1/58	(e) (h)	Municipal	101	95	95
Puerto Rico Sales Tax Financing Corp. Sales Tax Rev., 4.8%, 7/1/58	(e) (h)	Municipal	14	12	13
PulteGroup, Inc., 5.0%, 1/15/27	(e) (h)	Home Builders	42	41	44
Quicken Loans, Inc., 5.3%, 1/15/28	(e) (h) (i)	Diversified Financial Services	78	80	76
Radiology Partners, Inc., 9.3%, 2/1/28	(e) (h) (i)	Healthcare-Services	26	26	25
SBL Holdings, Inc., 7.0% 5/13/25 (fixed, converts to FRN on 5/13/25)	(e) (h) (i) (n)	Insurance	11	11	7
Science Applications International Corp., 4.9%, 4/1/28	(e) (h) (i)	IT Services	37	37	36
SESI LLC, 7.1%, 12/15/21	(e) (i)	Oil & Gas Services	146	129	74
Shelf Drill Holdings Ltd., 8.3%, 2/15/25	(e) (h) (i)	Oil & Gas	173	153	54
Sirius XM Radio, Inc., 5.0%, 8/1/27	(e) (h) (i)	Media Entertainment	49	51	50
Sirius XM Radio, Inc., 5.5%, 7/1/29	(e) (h) (i)	Media Entertainment	2	2	2
Southern California Edison Co., 6.3% 2/1/22 (fixed, converts to FRN on 2/1/22)	(e) (h) (n)	Electric	40	40	38
Sprint Capital Corp., 6.9%, 11/15/28	(e) (h)	Telecommunications	39	46	47
Sprint Corp., 7.6%, 3/1/26	(e) (h)	Telecommunications	37	43	44
SRC Energy, Inc., 6.3%, 12/1/25	(e)	Oil & Gas	83	81	52
Starfruit Finco BV / Starfruit US Holdco LLC, 8.0%, 10/1/26	(i) (j) (k)	Chemicals	199	193	187
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/25	(e) (h) (i)	Coal	67	67	51
Teck Resources Ltd., 6.3%, 7/15/41	(e) (h)	Mining	25	28	24

See notes to unaudited consolidated financial investments.
9

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Teva Pharmaceutical Finance Netherlands II B.V., 4.5%, 3/1/25	(e) (h)	Pharmaceuticals	€100	105	107
TransDigm, Inc., 5.5%, 11/15/27	(e) (h) (i)	Aerospace/Defense	$65	64	55
USA Compression Partners LP / USA Compression Finance Corp., 6.9%, 4/1/26	(e) (h)	Oil & Gas Services	63	54	51
USA Compression Partners LP / USA Compression Finance Corp., 6.9%, 9/1/27	(e) (h)	Oil & Gas Services	47	40	39
Vail Resorts, Inc., 6.3%, 5/15/25	(e) (f)	Leisure Time	29	29	30
Valaris Plc, 7.4%, 6/15/25	(e)	Oil & Gas	6	3	1
Valaris Plc, 7.8%, 2/1/26	(e)	Oil & Gas	23	22	2
Viking Cruises Ltd., 5.9%, 9/15/27	(e) (h) (i)	Leisure Time	44	45	30
Vistra Operations Co. LLC, 5.5%, 9/1/26	(e) (h) (i)	Electric	10	10	10
Vistra Operations Co. LLC, 5.6%, 2/15/27	(e) (h) (i)	Electric	9	9	9
Vistra Operations Co. LLC, 5.0%, 7/31/27	(e) (h) (i)	Electric	65	67	67
Western Midstream Operating LP, 3.1%, 2/1/25	(e) (h)	Pipelines	34	28	31
Western Midstream Operating LP, 4.7%, 7/1/26	(e) (h)	Pipelines	28	23	25
Western Midstream Operating LP, 4.5%, 3/1/28	(e) (h)	Pipelines	18	14	16
Western Midstream Operating LP, 4.8%, 8/15/28	(e) (h)	Pipelines	3	2	3
Western Midstream Operating LP, 4.1%, 2/1/30	(e) (h)	Pipelines	48	37	44
Williams Companies, Inc., 3.8%, 6/15/27	(e) (h)	Pipelines	7	7	7
Williams Companies, Inc., 6.3%, 4/15/40	(e) (h)	Pipelines	149	156	172
Williams Companies, Inc., 5.4%, 3/4/44	(e) (h)	Pipelines	13	12	13
WPX Energy, Inc., 5.8%, 6/1/26	(e) (h)	Oil & Gas	6	3	5
WPX Energy, Inc., 5.3%, 10/15/27	(e) (h)	Oil & Gas	19	14	17
WPX Energy, Inc., 4.5%, 1/15/30	(e) (h)	Oil & Gas	30	16	25
Yum! Brands, Inc., 7.8%, 4/1/25	(e) (h) (i)	Retail	31	31	34
Total Unsecured Bonds				8,279	7,800
Collateralized Loan Obligation (CLO) / Structured Credit—11.0%
Accunia European CLO I B.V., 2.7%, 7/15/30 (3 mo. EURIBOR + 2.7%)	(e) (h) (i) (o)	EUR CLO	€250	284	254
Accunia European CLO III DAC, 3.1%, 1/20/31 (3 mo. EURIBOR + 3.1%)	(e) (h) (o)	EUR CLO	100	108	87
Ares XXXVII CLO Ltd., 3.9%, 10/15/30 (3 mo. USD LIBOR + 2.7%)	(e) (i) (o)	USD CLO	$250	247	205
Ares XXXVR CLO Ltd., 4.2%, 7/15/30 (3 mo. USD LIBOR + 3.0%)	(e) (i) (o)	USD CLO	250	250	207
Bain Capital Credit CLO 16-2 Ltd., 5.3%, 1/15/29 (3 mo. USD LIBOR + 4.1%)	(e) (i) (o)	USD CLO	250	245	205
Black Diamond CLO 14-1 Ltd., 6.4%, 10/17/26 (3 mo. USD LIBOR + 5.3%)	(e) (h) (o)	USD CLO	250	249	146
BlackRock European CLO VII DAC, 2.3%, 10/15/31 (3 mo. EURIBOR + 2.3%)	(e) (h) (i) (o)	EUR CLO	€250	285	251
BlueMountain CLO 15-4 Ltd., 4.1%, 4/20/30 (3 mo. USD LIBOR + 3.0%)	(e) (h) (i) (o)	USD CLO	$250	242	184
CFIP CLO 14-1 Ltd., 5.4%, 7/13/29 (3 mo. USD LIBOR + 4.1%)	(e) (i) (o)	USD CLO	250	245	215
CVP Cascade CLO-2 Ltd., 4.0%, 7/18/26 (3 mo. USD LIBOR + 3.8%)	(e) (i) (o)	USD CLO	250	250	215
Erna Srl, 2.3%, 7/25/31 (3 mo. EURIBOR + 2.3%)	(e) (h) (o)	EUR CLO	€193	215	204

See notes to unaudited consolidated financial investments.
10

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Galaxy XXIII CLO Ltd., 7.2%, 4/24/29 (3 mo. USD LIBOR + 6.2%)	(e) (i) (o)	USD CLO	$250	$249	$170
Harvest CLO XXIII DAC, 2.1%, 10/20/32 (3 mo. EURIBOR + 2.1%)	(e) (h) (i) (o)	EUR CLO	€250	236	236
Jubilee CLO 17-XVIII B.V., 3.1%, 1/15/30 (3 mo. EURIBOR + 3.1%)	(e) (h) (o)	EUR CLO	100	114	94
Man GLG US CLO 18-2 Ltd., 4.7%, 10/15/28 (3 mo. USD LIBOR + 3.5%)	(e) (i) (o)	USD CLO	$250	249	206
OZLM VI Ltd., 4.3%, 4/17/31 (3 mo. USD LIBOR + 3.1%)	(e) (i) (o)	USD CLO	250	248	194
Preferred Term Securities XXI Ltd./Preferred Term Securities XXI, Inc., 1.1%, 3/22/38 (3 mo. USD LIBOR + 0.4%)	(e) (i) (o)	USD CDO	205	167	129
Preferred Term Securities XXVI Ltd./Preferred Term Securities XXVI, Inc., 1.1%, 9/22/37 (3 mo. USD LIBOR + 0.4%)	(e) (i) (o)	USD CDO	93	74	57
Sudbury Mill CLO Ltd., 4.6%, 1/17/26 (3 mo. USD LIBOR + 3.5%)	(e) (i) (o)	USD CLO	250	249	218
Trinitas CLO VII Ltd., 4.5%, 1/25/31 (3 mo. USD LIBOR + 3.5%)	(e) (i) (o)	USD CLO	250	229	196
Tymon Park CLO DAC, 6.8%, 1/21/29 (3 mo. EURIBOR + 6.8%)	(e) (h) (o)	EUR CLO	€100	113	77
WhiteHorse VIII Ltd., 3.7%, 5/1/26 (3 mo. USD LIBOR + 2.0%)	(e) (i) (o)	USD CLO	$250	230	234
Total Collateralized Loan Obligation / Structured Credit				4,778	3,984
Emerging Markets Debt—0.0%
Romanian Government International Bond, 3.4%, 1/28/50	(e) (h) (i)	Sovereign	10	12	9
Total Emerging Markets Debt				12	9
Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost(b)	Fair Value(c)
Convertible Preferred Stocks—0.0%
Northern Oil and Gas, Inc.	(e) (i)	Oil & Gas	234	23	9
Total Convertible Preferred Stocks				23	9
Common Equity—0.1%
Hexion Holdings Corp., Class B	(e) (m)	Chemicals	2,691	35	19
Hexion Holdings Corp., Warrants	(e) (m)	Chemicals	2,976	42	20
Total Common Equity				77	39

Portfolio Company(a)	Footnotes	Yield	Number of Shares	Cost(b)	Fair Value(c)
Short-Term Investments—0.5%
State Street Institutional Treasury Plus Money Market Fund - Premier Class	(q)	0.23%	191,971	$192	$192
Total Short-Term Investments				192	192
TOTAL INVESTMENTS—121.6%				$48,288	$43,983
LIABILITIES IN EXCESS OF OTHER ASSETS—(21.6)%(r)					(7,824)
NET ASSETS—100.0%					$36,159

See notes to unaudited consolidated financial investments.
11

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency to be Received	Value	Currency to be Delivered	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America, N.A.	6/17/20	USD	15	EUR	13	$—	$—
JPMorgan Chase Bank, N.A.	6/17/20	EUR	28	USD	30	1	—
JPMorgan Chase Bank, N.A.	6/17/20	EUR	23	USD	25	—	—
JPMorgan Chase Bank, N.A.	6/17/20	EUR	46	USD	51	—	—
JPMorgan Chase Bank, N.A.	6/17/20	EUR	60	USD	66	—	1
JPMorgan Chase Bank, N.A.	6/17/20	EUR	140	USD	157	—	4
JPMorgan Chase Bank, N.A.	6/17/20	EUR	19	USD	21	—	1
JPMorgan Chase Bank, N.A.	6/17/20	EUR	190	USD	208	—	—
JPMorgan Chase Bank, N.A.	6/17/20	USD	92	EUR	81	3	—
JPMorgan Chase Bank, N.A.	6/17/20	EUR	206	USD	231	—	5
JPMorgan Chase Bank, N.A.	6/17/20	USD	31	EUR	28	1	—
JPMorgan Chase Bank, N.A.	6/17/20	USD	17	EUR	15	—	—
JPMorgan Chase Bank, N.A.	6/17/20	USD	95	EUR	85	2	—
JPMorgan Chase Bank, N.A.	6/17/20	USD	118	EUR	106	2	—
State Street Bank and Trust Company	6/17/20	USD	107	EUR	98	—	1
State Street Bank and Trust Company	6/17/20	USD	247	EUR	225	1	—
State Street Bank and Trust Company	6/17/20	USD	34	EUR	31	—	—
State Street Bank and Trust Company	6/17/20	USD	27	EUR	25	—	—
State Street Bank and Trust Company	6/17/20	EUR	115	USD	124	2	—
State Street Bank and Trust Company	6/17/20	EUR	549	USD	601	1	—
State Street Bank and Trust Company	6/17/20	EUR	104	USD	114	—	—
State Street Bank and Trust Company	6/17/20	EUR	210	USD	227	4	—
State Street Bank and Trust Company	6/17/20	USD	135	EUR	124	—	1
State Street Bank and Trust Company	6/17/20	USD	27	EUR	25	—	—
State Street Bank and Trust Company	6/17/20	USD	25	EUR	23	—	—
State Street Bank and Trust Company	6/17/20	EUR	245	USD	277	—	8
State Street Bank and Trust Company	6/17/20	USD	218	EUR	194	5	—
State Street Bank and Trust Company	6/17/20	USD	103	EUR	92	2	—
State Street Bank and Trust Company	6/17/20	USD	54	EUR	48	1	—
State Street Bank and Trust Company	6/17/20	USD	113	GBP	86	5	—
State Street Bank and Trust Company	6/17/20	USD	112	EUR	100	2	—
Total Forward Foreign Currency Exchange Contracts						$32	$21

Futures Contracts

Description	Number of Contracts	Position	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Interest Rate Futures
U.S 10-Year Treasury Note	1	Short	6/19/20	136	$—	$3
Total Interest Rate Futures Contracts					$—	$3

See notes to unaudited consolidated financial investments.
12

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

Cross-Currency Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount of Currency Delivered	Notional Amount of Currency Received	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.1435%)	3 Month USD LIBOR	EUR 900	USD1,024	12/3/23	Quarterly	$40	$40	$—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.10375%)	3 Month USD LIBOR	EUR 1,094	USD1,231	3/29/21	Quarterly	36	36	—
JPMorgan Chase Bank, N.A.	3 Month EURIBOR plus a spread of (0.176%)	3 Month USD LIBOR	EUR 518	USD583	7/12/21	Quarterly	17	17	—
Total Cross-Currency Swaps							$93	$93	$—

Interest Rate Swaps

Counterparty	Fund Pays	Fund Receives	Notional Amount	Expiration Date	Periodic Payment Frequency	Fair Value(c)	Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs & Co. LLC	0.85%	3 Month LIBOR	USD 17	11/4/50	Semi- Annually	$—	$—	$—
Goldman Sachs & Co. LLC	0.83%	3 Month LIBOR	USD 68	10/24/50	Semi- Annually	—	—	—
Total Interest Rate Swaps						$—	$—	$—

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

(c)Fair value is determined by the board of trustees of FS Multi-Alternative Income Fund (the “Fund”). See Notes 2 and 8 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in the Fund’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of April 30, 2020, the one-month, three-month and six-month London Interbank Offered Rate (“LIBOR” or “L”) was 0.33%, 0.56% and 0.76%, respectively, and the three-month Euro Interbank Offered Rate (“EURIBOR” or “E”) was (0.27)%.

(e)Security held in Fund’s wholly-owned subsidiary, FS Multi Alternative Credit LLC.

(f)Position or portion thereof unsettled as of April 30, 2020.

(g)Security is an unfunded commitment. The stated rate reflects the spread disclosed at the time of commitment and may not indicate the actual rate received upon funding.

(h)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the prime brokerage facility with BNP Paribas Prime Brokerage International, Ltd. (”BNP”). Securities may be rehypothecated from time to time as permitted under Rule 15c-1(a)(1) promulgated under the Securities Exchange Act of 1934, as amended, subject to terms and conditions governing the prime brokerage facility with BNP. As of April 30, 2020, there were no securities rehypothecated by BNP.

(i)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,328, which represents approximately 28.6% of net assets as of April 30, 2020.

See notes to unaudited consolidated financial investments.
13

FS Multi-Alternative Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of April 30, 2020 (in thousands, except share amounts)

(j)Security or portion thereof is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Société Générale.

(k)Security held in Fund’s wholly-owned subsidiary, FS Multi Private Credit LLC.

(l)Security is in default.

(m)Security is non-income producing.

(n)The security has a perpetual maturity; the date displayed is the next call date.

(o)Variable rate security. The stated interest rate represents the rate in effect at April 30, 2020.

(p)Issued with a zero coupon. Income is recognized through the accretion of discount.

(q)Rate represents the seven-day yield as of April 30, 2020.

(r)Includes the effect of forward foreign currency exchange contracts, futures contracts and swap contracts.

CDO- Collateralized Debt Obligation

EUR- Euro

EURIBOR- Euro Interbank Offered Rate

FRN- Floating Rate Note

GBP- British Pound

LIBOR- London Interbank Offered Rate

PIK- Payment In Kind

USD- U.S. Dollar

FS Multi-Alternative Income Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
14

April 30, 2020
Assets
Investments, at fair value (amortized cost—$48,288)	$43,983
Cash	812
Foreign currency (cost—$109)	111
Collateral held at broker(1)	20
Receivable for investments sold	1,468
Reimbursement due from adviser(2)	227
Interest receivable	326
Deferred financing costs	94
Unrealized appreciation on forward foreign currency exchange contracts	32
Unrealized appreciation on swap contracts	93
Total assets	$47,166

Liabilities
Financing arrangements payable	$8,960
Unrealized depreciation on forward foreign currency exchange contracts	21
Payable for variation margin on futures contracts	3
Collateral due to broker	48
Payable for investments purchased	1,655
Administrative services expense payable	5
Accounting and administrative fees payable	32
Interest expense payable	154
Professional fees payable	91
Trustees’ fees payable	5
Shareholder service fee—Class A	14
Shareholder service and distribution fees—Class L	0
Distribution fee—Class M	0
Shareholder service and distribution fees—Class T	0
Other accrued expenses and liabilities	19
Total liabilities	$11,007
Net assets	$36,159

Commitments and contingencies ($1,154)(3)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$3
Capital in excess of par value	40,807
Accumulated earnings (deficit)	(4,651)
Net assets	$36,159

Class A Shares
Net Assets	$9,422
Shares Outstanding	848,659
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.10
Maximum Offering Price Per Share ($11.10 ÷ 94.25% of net asset value per share)	$11.78

Class I Shares
Net Assets	$26,683
Shares Outstanding	2,403,300
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.10

Class L Shares
Net Assets	$18
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.10
Maximum Offering Price Per Share ($11.10 ÷ 96.50% of net asset value per share)	$11.50

Class M Shares
Net Assets	$18
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.10

Class T Shares
Net Assets	$18
Shares Outstanding	1,600
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.10
Maximum Offering Price Per Share ($11.10 ÷ 96.50% of net asset value per share)	$11.50

(1)Represents cash on deposit at broker.

(2)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(3)See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to unaudited consolidated financial statements.
15

FS Multi-Alternative Income Fund

Unaudited Consolidated Statement of Operations

(in thousands)

Six Months Ended April 30, 2020
Investment income
Interest income	$1,188
Fee income	16
Total investment income	1,204

Operating expenses
Management fees	355
Administrative services expenses	18
Accounting and administrative fees	113
Interest expense	188
Professional fees	182
Trustees’ fees	5
Shareholder service fee—Class A	13
Shareholder service and distribution fees—Class L	0
Distribution fee—Class M	0
Shareholder service and distribution fees—Class T	0
Other general and administrative expenses	48
Total operating expenses	922
Less: Expense reimbursement(1)	(366)
Less: Management fee waiver(1)	(355)
Net operating expenses	201
Net investment income	1,003

Realized and unrealized gain/loss
Net realized gain (loss) on investments	(431)
Net realized gain (loss) on forward foreign currency exchange contracts	26
Net realized gain (loss) on investments sold short	3
Net realized gain (loss) on futures contracts	(35)
Net realized gain (loss) on foreign currency	(17)
Net change in unrealized appreciation (depreciation) on investments	(3,835)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(8)
Net change in unrealized appreciation (depreciation) on swap contracts	48
Net change in unrealized appreciation (depreciation) on investments sold short	(2)
Net change in unrealized appreciation (depreciation) on futures contracts	(12)
Net change in unrealized gain (loss) on foreign currency	2
Total net realized gain (loss) and unrealized appreciation (depreciation)	(4,261)
Net increase (decrease) in net assets resulting from operations	$(3,258)

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by FS Multi-Alternative Advisor, LLC, the Fund’s investment adviser, of management fees and certain reimbursements to which it was otherwise entitled.

See notes to unaudited consolidated financial statements.
16

FS Multi-Alternative Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations
Net investment income	$1,003	$2,353
Net realized gain (loss)	(454)	(185)
Net change in unrealized appreciation (depreciation) on investments	(3,835)	(325)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(8)	(39)
Net change in unrealized appreciation (depreciation) on swap contracts	48	46
Net change in unrealized appreciation (depreciation) on investments sold short	(2)	2
Net change in unrealized appreciation (depreciation) on futures contracts	(12)	12
Net change in unrealized gain (loss) on foreign currency	2	(10)
Net increase (decrease) in net assets resulting from operations	(3,258)	1,854

Shareholder distributions(1)
Distributions to shareholders
Class A	(460)	(142)
Class I	(1,326)	(1,233)
Class L	(1)	(1)
Class M	(1)	(1)
Class T	(1)	(1)
Net decrease in net assets resulting from distributions to shareholders	(1,789)	(1,378)

Capital share transactions(2)
Net increase in net assets resulting from capital share transactions	1,479	7,845
Total increase (decrease) in net assets	(3,568)	8,321
Net assets at beginning of period	39,727	31,406
Net assets at end of period	$36,159	$39,727

(1)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(2)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to unaudited consolidated financial statements.
17

FS Multi-Alternative Income Fund

Unaudited Consolidated Statement of Cash Flows

(in thousands)

Six Months Ended April 30, 2020
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(3,258)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(22,009)
Investments in money market fund, net	374
Proceeds from sales and repayments of investments	19,115
Purchases of investments sold short	(85)
Net realized (gain) loss on investments	431
Net realized (gain) loss on investments sold short	(3)
Net change in unrealized (appreciation) depreciation on investments	3,835
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	8
Net change in unrealized (appreciation) depreciation on investments sold short	2
Net change in unrealized (appreciation) depreciation on swap contracts	(48)
Net change in unrealized (appreciation) depreciation on futures contracts	12
Accretion of discount/amortization of premium	(90)
Amortization of deferred financing costs	22
(Increase) decrease in collateral held at broker	27
(Increase) decrease in receivable for investments sold	(958)
(Increase) decrease in reimbursement due from adviser(1)	62
(Increase) decrease in interest receivable	11
(Increase) decrease in swap income receivable	8
(Increase) decrease in prepaid expenses and other assets	134
Increase (decrease) in collateral due to broker	48
Increase (decrease) in due to custodian	(97)
Increase (decrease) in payable for investments purchased	87
Increase (decrease) in administrative services expenses payable	5
Increase (decrease) in accounting and administrative fees payable	(8)
Increase (decrease) in interest expense payable	119
Increase (decrease) in professional fees payable	(95)
Increase (decrease) in trustees’ fees payable	(3)
Increase (decrease) in shareholder service fee—Class A	4
Increase (decrease) in shareholder service and distribution fees—Class L	0
Increase (decrease) in distribution fee—Class M	0
Increase (decrease) in shareholder service and distribution fees—Class T	0
Increase (decrease) in other accrued expenses and liabilities	2
Net cash provided by (used in) operating activities	(2,348)

Cash flows from financing activities
Issuance of common shares	1,472
Shareholder distributions paid	(1,782)
Deferred financing costs paid	(116)
Borrowings under financing arrangements(2)	7,002
Repayments under financing arrangements(2)	(3,335)
Net cash provided by (used in) financing activities	3,241
Total increase (decrease) in cash	893
Cash and foreign currency at beginning of period	30
Cash and foreign currency at end of period(3)	$923

Supplemental disclosure
Reinvestment of shareholder distributions	$7

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 9 for a discussion of the Fund’s financing arrangements. During the six months ended April 30, 2020, borrowings under the financing arrangements included $47 of capitalized interest.

(3)Balance includes cash and foreign currency of $812 and $111, respectively.

See notes to unaudited consolidated financial statements.
18

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.67		$12.46	$12.50
Results of operations
Net investment income (loss)(2)	0.30		0.78	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(1.33)		(0.10)	(0.04)
Net increase (decrease) in net assets resulting from operations	(1.03)		0.68	(0.04)
Shareholder Distributions:(3)
Distributions from net investment income	(0.54)		(0.47)	—
Net decrease in net assets resulting from shareholder distributions	(0.54)		(0.47)	—
Net asset value, end of period	$11.10		$12.67	$12.46
Shares outstanding, end of period	848,659		848,659	1,600
Total return(4)	(8.40	)%(5)	5.52%	(0.32	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$9,422		$10,750	$20
Ratio of net investment income (loss) to average net assets(6)(7)	4.91%		6.12%	(0.03)%
Ratio of total expenses to average net assets(6)	4.86%		4.69%	3.68%
Ratio of expense reimbursement/waiver to average net assets(6)	(3.66)%		(3.95)%	(1.35)%
Ratio of net expenses to average net assets(6)	1.20%		0.74%	2.33%
Portfolio turnover rate	42	%(5)	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$8,960		$5,293	—
Asset coverage ratio per unit(8)	5.04		8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 1.25%, 2.17% and (1.38)% for the six months ended April 30, 2020, for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
19

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.67		$12.46	$12.50
Results of operations
Net investment income(2)	0.32		0.86	0.00
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(1.33)		(0.15)	(0.04)
Net increase (decrease) in net assets resulting from operations	(1.01)		0.71	(0.04)
Shareholder distributions:(3)
Distributions from net investment income	(0.56)		(0.50)	—
Net decrease in net assets resulting from shareholder distributions	(0.56)		(0.50)	—
Net asset value, end of period	$11.10		$12.67	$12.46
Shares outstanding, end of period	2,403,300		2,282,761	2,513,600
Total return(4)	(8.28	)%(5)	5.78%	(0.32	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$26,683		$28,917	$31,326
Ratio of net investment income to average net assets(6)(7)	5.16%		6.83%	0.22%
Ratio of total expenses to average net assets(6)	4.61%		4.34%	3.43%
Ratio of expense reimbursement/waiver to average net assets(6)	(3.66)%		(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	0.95%		0.34%	2.08%
Portfolio turnover rate	42	%(5)	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$8,960		$5,293	—
Asset coverage ratio per unit(8)	5.04		8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 1.50%, 2.83% and (1.13)% for the six months ended April 30, 2020, for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
20

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class L Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.66		$12.46	$12.50
Results of operations
Net investment income (loss)(2)	0.29		0.80	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(1.32)		(0.16)	(0.04)
Net increase (decrease) in net assets resulting from operations	(1.03)		0.64	(0.04)
Shareholder distributions(3)
Distributions from net investment income	(0.53)		(0.44)	—
Net decrease in net assets resulting from shareholder distributions	(0.53)		(0.44)	—
Net asset value, end of period	$11.10		$12.66	$12.46
Shares outstanding, end of period	1,600		1,600	1,600
Total return(4)	(8.45	)%(5)	5.17%	(0.32	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$18		$20	$20
Ratio of net investment income (loss) to average net assets(6)(7)	4.66%		6.32%	(0.28)%
Ratio of total expenses to average net assets(6)	5.11%		4.84%	3.93%
Ratio of expense reimbursement/waiver to average net assets(6)	(3.66)%		(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	1.45%		0.84%	2.58%
Portfolio turnover rate	42	%(5)	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$8,960		$5,293	—
Asset coverage ratio per unit(8)	5.04		8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class L common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 1.00%, 2.32% and (1.63)% for the six months ended April 30, 2020, for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
21

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class M Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.67		$12.46	$12.50
Results of operations
Net investment income (loss)(2)	0.30		0.83	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(1.33)		(0.15)	(0.04)
Net increase (decrease) in net assets resulting from operations	(1.03)		0.68	(0.04)
Shareholder distributions(3)
Distributions from net investment income	(0.54)		(0.47)	—
Net decrease in net assets resulting from shareholder distributions	(0.54)		(0.47)	—
Net asset value, end of period	$11.10		$12.67	$12.46
Shares outstanding, end of period	1,600		1,600	1,600
Total return(4)	(8.40	)%(5)	5.52%	(0.32	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$18		$20	$20
Ratio of net investment income (loss) to average net assets(6)(7)	4.91%		6.56%	(0.03)%
Ratio of total expenses to average net assets(6)	4.86%		4.59%	3.68%
Ratio of expense reimbursement/waiver to average net assets(6)	(3.66)%		(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	1.20%		0.59%	2.33%
Portfolio turnover rate	42	%(5)	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$8,960		$5,293	—
Asset coverage ratio per unit(8)	5.04		8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class M common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 1.25%, 2.56% and (1.38)% for the six months ended April 30, 2020, for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

See notes to unaudited consolidated financial statements.
22

FS Multi-Alternative Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Six Months Ended April 30, 2020 (Unaudited)		Year Ended October 31, 2019	Period from September 27, 2018 (Commencement of Operations) through October 31, 2018
Per Share Data:(1)
Net asset value, beginning of period	$12.66		$12.46	$12.50
Results of operations
Net investment income (loss)(2)	0.29		0.80	(0.00)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments	(1.32)		(0.16)	(0.04)
Net increase (decrease) in net assets resulting from operations	(1.03)		0.64	(0.04)
Shareholder distributions:(3)
Distributions from net investment income	(0.53)		(0.44)	—
Net decrease in net assets resulting from shareholder distributions	(0.53)		(0.44)	—
Net asset value, end of period	$11.10		$12.66	$12.46
Shares outstanding, end of period	1,600		1,600	1,600
Total return(4)	(8.45	%)(5)	5.17%	(0.32	)%(5)
Ratio/Supplemental Data:
Net assets, end of period	$18		$20	$20
Ratio of net investment income (loss) to average net assets(6)(7)	4.66%		6.32%	(0.28)%
Ratio of total expenses to average net assets(6)	5.11%		4.84%	3.93%
Ratio of expense reimbursement/waiver to average net assets(6)	(3.66)%		(4.00)%	(1.35)%
Ratio of net expenses to average net assets(6)	1.45%		0.84%	2.58%
Portfolio turnover rate	42	%(5)	69%	2	%(5)
Total amount of senior securities outstanding exclusive of treasury securities	$8,960		$5,293	—
Asset coverage ratio per unit(8)	5.04		8.51	—

(1)Per share data may be rounded in order to compute the ending net asset value per share.

(2)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(3)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(4)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and do not represent an actual return to shareholders.

(5)Information presented is not annualized.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized. Ratios do not reflect the Fund’s proportionate share of income and expenses from private real estate funds.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income (loss) to average net assets would have been 1.00%, 2.32% and (1.63)% for the six months ended April 30, 2020, for the year ended October 31, 2019 and for the period from September 27, 2018 (Commencement of Operations) through October 31, 2018, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver by the Fund’s investment adviser of management fees and certain reimbursements to which it was otherwise entitled.

(8)Asset coverage per unit is the ratio of the carrying value of the Fund’s total consolidated assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

23

Note 1. Principal Business and Organization

FS Multi-Alternative Income Fund (the “Fund”) was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on April 9, 2018 and commenced investment operations on September 27, 2018. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Fund is a continuously offered, non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers five classes of shares of beneficial interest—Class A Shares, Class I Shares, Class L Shares, Class M Shares and Class T Shares (as defined below), which are substantially the same except that each class of shares has different sales charges and expenses. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”), as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of April 30, 2020, the Fund had three wholly-owned subsidiaries, FS Multi Private Credit LLC, FS Multi Alternative Credit LLC and FS Multi Real Estate LLC, through which it may hold interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of its wholly-owned subsidiaries as of April 30, 2020. All intercompany transactions have been eliminated in consolidation.

The Fund’s investment objective is to provide attractive total returns, consisting primarily of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of alternative income strategies.

The investment adviser to the Fund, FS Multi-Alternative Advisor, LLC (“FS Multi-Alternative Advisor”), oversees the management of the Fund’s activities and is responsible for developing investment guidelines with the Sub-Advisers (as defined below) and overseeing investment decisions for the Fund’s portfolio by using a multi-manager, multi-strategy approach.

The Fund currently focuses on three strategies to achieve its investment objective: Real Estate, Private Credit and Multi-Sector Credit. The portfolio primarily consists of a range of secured and unsecured debt obligations, structured credit, asset backed securities and real estate-related investments comprised primarily of private and public institutional real estate equity and debt funds.

FS Multi-Alternative Advisor has engaged as investment sub-advisers to the Fund: GoldenTree Asset Management Credit Advisor LLC (the “GoldenTree Sub-Adviser”), a wholly-owned subsidiary of GoldenTree Asset Management LP (“GoldenTree”), with respect to a broad range of multi-sector credit investments, KKR Credit Advisors (US) LLC (“KKR Credit”) with respect to private middle-market debt and equity investments and StepStone Group Real Estate LP (“StepStone”) with respect to real estate-related assets (collectively, the “Sub-Advisers”).

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.

Valuation of Portfolio Investments: The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session. Each Class A share of beneficial interest (“Class A Share”), Class L share of beneficial interest (“Class L Share”) and Class T share of beneficial interest “Class T Share”) is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest (“Class I Share”) and Class M share of beneficial interest (“Class M Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

24

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

FS Multi-Alternative Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (the “Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Multi-Alternative Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will primarily consist of a range of secured and unsecured debt obligations (which may be syndicated or directly originated), structured credit, asset backed securities and real estate-related investments that are comprised primarily of private and public institutional real estate equity and debt funds.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each security listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”), the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by FS Multi-Alternative Advisor to be unreliable (and therefore, not readily available), FS Multi-Alternative Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent third-party valuation firm. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by FS Multi-Alternative Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board. In making such determination, it is expected that FS Multi-Alternative Advisor, under supervision of the Board, may rely upon valuations obtained from an approved independent third-party valuation firm, except for private real estate funds, which are valued at estimated NAV. With respect to these investments for which market quotations are not readily available (excluding private real estate funds), the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Weekly and as of each quarter end, FS Multi-Alternative Advisor will review and document preliminary valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•Quarterly, FS Multi-Alternative Advisor will provide the audit committee of the Board with preliminary valuations for each investment;

•The preliminary valuations will then be presented to and discussed with the audit committee of the Board;

•The audit committee of the Board will review the preliminary valuations and FS Multi-Alternative Advisor, together with any approved independent third-party valuation service, if applicable, will respond to and supplement the preliminary valuations to reflect any comments provided by the audit committee of the Board;

•Following its review, the audit committee of the Board will approve the fair valuation of the Fund’s investments and will recommend that the Board similarly approve the fair valuation of the Fund’s investments; and

25

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•The Board will discuss the valuation of the Fund’s investments and will determine the fair value of each such investment in the portfolio in good faith based on various statistical and other factors, including the input and recommendation of FS Multi-Alternative Advisor, the audit committee of the Board and any approved independent third-party valuation service, if applicable.

•With respect to the Fund’s investment in private real estate funds:

•StepStone makes investment recommendations to FS Multi-Alternative Advisor with respect to private real estate funds, based on StepStone’s research and analysis, including due diligence on the underlying private real estate funds’ investments managers.

•Private real estate funds generally calculate and report NAV per share as of each calendar quarter-end. In accordance with ASC Topic 820, the Fund has elected to apply the practical expedient to value its investments in private real estate funds using the NAV per share of each private real estate fund as reported by each fund’s investment manager. In situations where the timing of a private real estate fund’s NAV reporting does not align to the Fund’s reporting periods, the Fund will estimate such fund’s NAV per share based on changes in proprietary indices, expected returns based on historical performance, and/or other acceptable methods as approved by the Board and in accordance with ASC Topic 820.

•StepStone has designed ongoing due diligence processes with respect to monitoring and valuation of the underlying investments of the private real estate funds, which assist FS Multi-Alternative Advisor in assessing the reliability of the NAV per share reported by the private real estate funds each quarter. StepStone communicates to the Fund any changes in the value of underlying investments since the calculation date of the most recent reported NAV and whether there are significant changes in the composition of the underlying investments for each private real estate fund after each reporting period of the private real estate fund. The Fund utilizes this information and considers all relevant factors to determine that the estimated NAV per share used as a practical expedient is appropriate.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, FS Multi-Alternative Advisor, under supervision of the Board, may use any approved independent third-party pricing or valuation services; provided that FS Multi-Alternative Advisor, under supervision of the Board, shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Multi-Alternative Advisor, under supervision of the Board, shall retain the discretion to use any relevant data, including information obtained by FS Multi-Alternative Advisor, any investment sub-adviser or from any approved independent third-party valuation or pricing service, that FS Multi-Alternative Advisor, under supervision of the Board, deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that FS Multi-Alternative Advisor, any approved independent third-party valuation service and the Board may consider when determining the fair value of the Fund’s investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, will be valued at fair value. FS Multi-Alternative Advisor, under supervision of the Board, in its determination of fair value, may consider various factors, including, but not limited to, multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or non-recurring costs related to an acquisition, recapitalization, restructuring or other related items.

FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the companies, the acquisition price of such investment or industry practices in determining fair value. FS Multi-Alternative Advisor, any approved independent third party valuation service and the Board may also consider the size and scope of a company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the

26

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

higher (or lower) financial risk and/or the size of the company relative to comparable firms, as well as such other factors as FS Multi-Alternative Advisor, under supervision of the Board, and any approved independent third-party valuation service, if applicable, may consider relevant in assessing fair value.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Publicly traded securities that carry certain restrictions on sale will typically be valued at a discount from the public market values of the securities, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Multi-Alternative Advisor, under supervision of the Board, in consultation with any approved independent third party valuation service, if applicable.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Futures contracts traded on exchanges typically will be valued daily at their last sale price. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts, futures contracts and swaps will not be recorded in the consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts, futures contracts and swaps will be recorded in the consolidated statement of assets and liabilities as an asset (liability) and in the consolidated statement of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss).

The Board is solely responsible for the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process. The Board has delegated day-to-day responsibility for implementing the Fund’s valuation policy to FS Multi-Alternative Advisor, and has authorized FS Multi-Alternative Advisor to utilize independent third-party valuation and pricing services that have been approved by the Board. The audit committee of the Board is responsible for overseeing FS Multi-Alternative Advisor’s implementation of the Fund’s valuation process.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized as interest income, using the effective interest method, over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net

27

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs will primarily include third-party expenses incurred in marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as FS Investments), the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume any organization and offering costs incurred by it or its affiliates and will not seek reimbursement of such costs (see Note 4).

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the six months ended April 30, 2020, the Fund did not incur any interest or penalties.

The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax for uncertain tax positions is required in the Fund’s unaudited consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Futures Contracts: The Fund enters into futures contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, changes in interest rates (interest rate risk). A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Futures contracts, when used by the Fund, help to manage the overall exposure to rising interest rates.

Interest Rate Swaps: The Fund enters into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund enters into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

Cross-currency Swaps: The Fund enters into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Distributions: Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize, declare and pay ordinary cash distributions on a quarterly

28

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended April 30, 2020 and the year ended October 31, 2019:

	For the Six Months Ended April 30, 2020 (Unaudited)		For the Year Ended October 31, 2019
Class A Shares	Shares	Amount	Shares	Amount
Proceeds from Issuance of Shares	—	$—	533,333	$6,800
Transfers In	—	—	313,726	4,000
Proceeds	—	$—	847,059	$10,800

Class I Shares
Proceeds from Issuance of Shares	119,935	$1,472	82,481	$1,040
Reinvestment of Distributions	604	7	406	5
Total Gross Proceeds	120,539	1,479	82,887	1,045
Transfers Out	—	—	(313,726)	(4,000)
Net Proceeds	120,539	$1,479	(230,839)	$(2,955)

Class L Shares
Proceeds from Issuance of Shares	—	$—	—	$—

Class M Shares
Proceeds from Issuance of Shares	—	$—	—	$—

Class T Shares
Proceeds from Issuance of Shares	—	$—	—	$—
Net Proceeds to the Fund	120,539	$1,479	616,220	$7,845

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (“Repurchase Request Deadline”). Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase (“Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

29

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the Fund.

During the six months ended April 30, 2020, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
January 15, 2020	5%	0	0%
March 18, 2020	5%	0	0%

Distribution Plan

The Fund, with respect to its Class L, Class M and Class T Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M and Class T Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets attributable to the applicable share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed by such financial intermediaries for beneficial shareholders of the Fund. For the six months ended April 30, 2020, Class L, Class M and Class T Shares incurred distribution fees of $0, $0, and $0, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L and Class T Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or FS Multi-Alternative Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L and Class T Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L and Class T Shares, respectively. For the six months ended April 30, 2020, Class A, Class L and Class T Shares incurred shareholder service fees of $13, $0, and $0, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, the Sub-Advisers and their Affiliates

Pursuant to the amended and restated investment advisory agreement (the “Investment Advisory Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, FS Multi-Alternative Advisor is entitled to a management fee in consideration of the advisory services provided by FS Multi-Alternative Advisor to the Fund. FS Multi-Alternative Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.60% of the Fund’s average daily gross assets during such period (the “Management Fee”). The Management Fee for any partial quarter will be appropriately prorated. Pursuant to a letter agreement (the “Letter Agreement”) dated as of December 24, 2018, between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed, for the fiscal quarter ended January 31, 2019, to waive the Management Fee to which it was entitled under

30

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets during the fiscal quarter. By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020.

The Fund’s investment sub-advisory agreements with each Sub-Adviser (the “Investment Sub-Advisory Agreements”) provide that each Sub-Adviser receives a portfolio management fee with respect to the assets that it manages, which is generally paid by FS Multi-Alternative Advisor out of the Management Fee. FS Multi-Alternative Advisor has paid, and currently intends to pay, each Sub-Adviser the portfolio management fees to which they are entitled pursuant to the Investment Sub-Advisory Agreements during any period in which FS Multi-Alternative Advisor is waiving the Management Fee pursuant to the Letter Agreement.

Pursuant to an amended and restated administration agreement (the “Administration Agreement”), dated as of July 26, 2019, by and between the Fund and FS Multi-Alternative Advisor, the Fund reimburses FS Multi-Alternative Advisor and the Sub-Advisers, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of FS Investments and the Sub-Advisers providing administrative services to the Fund on behalf of FS Multi-Alternative Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Multi-Alternative Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, FS Multi-Alternative Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. FS Multi-Alternative Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods.

The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Multi-Alternative Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Multi-Alternative Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Multi-Alternative Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Multi-Alternative Advisor.

Reimbursements of administrative expenses to FS Multi-Alternative Advisor are subject to the Expense Limitation (defined below), and the Sub-Advisers may defer certain amounts owed to them for administrative expenses during periods in which FS Multi-Alternative Advisor is waiving expenses or making payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses by the Fund is ultimately subject to the limitations contained in the Expense Limitation Agreement.

FS Multi-Alternative Advisor may be reimbursed for the administrative services performed by it on behalf of the Fund. In addition, the Sub-Advisers may be reimbursed for certain operating and administration expenses that they incur on behalf of the Fund (“Sub-Adviser Expenses”), subject to certain limitations. To the extent such expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Fund’s Expense Limitation (defined below). Under the Administration Agreement, the reimbursement of administrative expenses is subject to certain limitations, including that (1) such costs are reasonably allocated by FS Multi-Alternative Advisor to the Fund on the basis of assets, revenues, time allocations and/or other methods; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) FS Multi-Alternative Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by FS Multi-Alternative Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by FS Multi-Alternative Advisor or the Sub-Advisers, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor also agreed, for the fiscal quarter ended January 31, 2019, to assume all of the Fund’s “ordinary operating expenses” (or to cause its affiliates to assume such expenses). By subsequent letter agreements, FS Multi-Alternative Advisor extended the terms of the Letter Agreement through the fiscal quarters ended April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020.

FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, has agreed to assume the Fund’s organization and offering costs and will not seek reimbursement of such costs.

31

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended April 30, 2020:

Related Party	Source Agreement	Description	Amount
FS Multi-Alternative Advisor	Investment Advisory Agreement	Management Fee(1)	—
FS Multi-Alternative Advisor	Administration Agreement	Administrative Services Expenses(2)	—

(1)FS Multi-Alternative Advisor agreed for the fiscal quarters ended January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020, to waive the entire amount of the management fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets. The management fee amount shown in the table above is net of the management fee waiver of $355. During the six months ended April 30, 2020, no management fees were paid to FS Multi-Alternative Advisor. As of April 30, 2020, no management fees were payable to FS Multi-Alternative Advisor.

(2)During the six months ended April 30, 2020, FS Multi-Alternative Advisor agreed to assume all of the Fund’s ordinary operating expenses (or to cause its affiliates to assume such expenses).

Capital Contributions by FS Investments

In May 2018, pursuant to a private placement, Michael C. Forman, a principal of FS Multi-Alternative Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share.

In September 2018, pursuant to private placements, FS Investments, the Fund’s sponsor and an affiliate of FS Multi-Alternative Advisor, purchased $31,320 of Class I Shares and $20 of each of Class A Shares, Class L Shares, Class M Shares and Class T Shares. In March 2019, April 2019 and June 2019, pursuant to private placements, FS Investments (or its affiliates) purchased $800 of Class I Shares, $40 of Class I Shares and $6,800 of Class A Shares, respectively. In September 2019, November 2019, December 2019 and March 2020, an affiliate of FS Investments purchased $200, $615, $525 and $332, respectively, of Class I Shares in the Fund’s public offering. As of April 30, 2020, individuals and entities affiliated with FS Multi-Alternative Advisor held 3,256,759 Shares valued at approximately $36,159 based on the respective NAV per Share on such date. As a result, FS Investments and its affiliates may own a significant percentage of the Fund’s outstanding Shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in the Fund’s continuous public offering and any other offerings the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that FS Investments will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of shareholders.

Expense Limitation Agreement

Pursuant to the amended and restated expense limitation agreement (the “Expense Limitation Agreement”), dated as of July 26, 2019, by and between FS Multi-Alternative Advisor and the Fund, FS Multi-Alternative Advisor agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of shares (the “Expense Limitation”). The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of FS Multi-Alternative Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay FS Multi-Alternative Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when FS Multi-Alternative Advisor reimbursed or waived the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to FS Multi-Alternative Advisor. The Expense Limitation Agreement may not be terminated by FS Multi-Alternative Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses, as described in the Expense Limitation Agreement. As described above, to the extent that any Sub-Adviser Expenses are “ordinary operating expenses,” such amounts are included in, and are not in addition to, the Expense Limitation.

Pursuant to the Letter Agreement, FS Multi-Alternative Advisor agreed for the fiscal quarters ending January 31, 2019, April 30, 2019, July 31, 2019, October 31, 2019, January 31, 2020 and April 30, 2020 to, among other things, assume all of the Fund’s “ordinary operating expenses” (as defined above) (or to cause its affiliates to assume such expenses).

32

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The specific amount of expenses waivable and/or payable by FS Multi-Alternative Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse FS Multi-Alternative Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the six months ended April 30, 2020, the Fund accrued $366 of expense reimbursements that FS Investments has agreed to pay.

Note 5. Distributions

During the six months ended April 30, 2020, the Fund declared and paid gross distributions in the amount of $0.5596431 (as adjusted for the applicable share class expenses) per share in the total amount of $1,789. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan (“DRP”), unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the calendar year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. As of April 30, 2020, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $242 and $557, respectively.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $48,185 as of April 30, 2020. Aggregate net unrealized appreciation (depreciation) on investments, including derivatives on a tax basis was $(4,109), which was comprised of gross unrealized appreciation of $1,249 and gross unrealized depreciation of $5,358, as of April 30, 2020.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, futures contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund enters into forward foreign currency exchange contracts and cross-currency swaps to gain or reduce exposure to foreign currencies and futures contracts and/or interest rate swaps to gain or reduce exposure to fluctuations in interest rates.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

33

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

A futures contract is an agreement between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. The Fund invests in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge interest rate risks associated with the Fund’s investments; to facilitate investments in portfolio securities; and to reduce cost In addition, the Fund takes long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk.

Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Cash deposited as initial margin receivable is shown as collateral held at the broker in the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as receivable (or payable) for variation margin on open futures in the consolidated statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. Risks of entering into futures contracts include interest rate risk and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the consolidated statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.

34

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) by risk exposure as of April 30, 2020 was as follows:

Fair Value
	Asset Derivative	Liability Derivative
Foreign Currency Risk
Forward foreign currency exchange contracts	$32(1)	$21(2)
Cross-currency swaps	$93(3)	—

Interest Rate Risk
Interest rate futures	—	$ 3(4)

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s consolidated statement of assets and liabilities, and located as follows:

(1)Unrealized appreciation on forward foreign currency exchange contracts.

(2)Unrealized depreciation on forward foreign currency exchange contracts.

(3)Unrealized appreciation on swap contracts.

(4)Payable for variation margin on futures contracts.

The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of April 30, 2020:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
JPMorgan Chase Bank, N.A.	$102	$11	—	—	$91
State Street Bank and Trust Company	$ 23	$10	—	—	$13

JPMorgan Chase Bank, N.A.	$ 11	$11	—	—	—
State Street Bank and Trust Company	$ 10	$10	—	—	—

(1)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)Net amount of derivative assets represents the net amount due from the counterparty to the Fund.

(3)Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty.

35

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s statement of operations by risk exposure for the six months ended April 30, 2020 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign Currency Risk
Forward foreign currency exchange contracts	$26	(1)	$(8	)(2)
Cross-currency swaps	$29	(3)	$51	(4)

Interest Rate Risk
Interest rate swaps	$(29	)(3)	$(3	)(4)
Interest rate futures	$(35	)(5)	$(12	)(6)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s consolidated statement of operations and located as follows:

(1)Net realized gain (loss) on forward foreign currency exchange contracts.

(2)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

(3)Net realized gain (loss) on swap contracts.

(4)Net change in unrealized appreciation (depreciation) on swap contracts.

(5)Net realized gain (loss) on futures contracts.

(6)Net change in unrealized appreciation (depreciation) on futures contracts.

The average notional amounts of forward foreign currency exchange contracts, long futures contracts, short futures contracts, cross-currency swaps and interest rate swaps outstanding during the six months ended April 30, 2020, which are indicative of the volumes of these derivative types, were $2,333, $770, $788, $2,838 and $225, respectively.

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of April 30, 2020:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Real Estate Funds	$15,034	$15,919	36%
Senior Secured Loans—First Lien	12,910	10,406	24%
Senior Secured Loans—Second Lien	1,559	1,040	2%
Senior Secured Bonds	5,424	4,585	11%
Unsecured Bonds	8,279	7,800	18%
CLO / Structured Credit	4,778	3,984	9%
Emerging Markets Debt	12	9	0%
Convertible Preferred Stocks	23	9	0%
Common Equity	77	39	0%
Short-Term Investments	192	192	0%
Total	$48,288	$43,983	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

36

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

The following is the strategy and liquidity terms of the investments that are measured at estimated NAV per share as a practical expedient. As of April 30, 2020, there were no unfunded commitments related to these investments.

Real Estate Funds	Investment Strategy	Fair Value	Redemption Notice Period for Quarterly Redemptions	Redemption Restrictions Terms
Blackstone Property Partners	Open-end core-plus fund that acquires large, high quality, substantially stabilized assets targeting industrial, multifamily, office, and retail assets focusing on gateway cities in the U.S. and Canada.	$4,275	No later than 90 calendar days prior to the last day of the calendar quarter	New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued.
Brookfield Premier Real Estate Partners	Open-end core-plus fund that acquires a high-quality, diverse portfolio offering stable and predictable cash flows, targeting Class A office, multifamily, industrial and retail assets across the U.S. but predominantly situated in supply-constrained markets with the potential for long-term value appreciation.	2,261	No later than 90 calendar days prior to the last day of the calendar quarter

New investors have their capital locked up through two years and a quarter after the date the limited partner’s units were issued. No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $100 million.

CBRE U.S. Core Partners, LP

Open-end commercial real estate investment vehicle with a focused, well-defined investment objective to construct a high-quality income-producing portfolio diversified by product type and location. The portfolio is expected to provide a stable income-driven rate of return over the long term with the potential for growth of income and asset appreciation. The investment approach is to enhance returns by actively managing the portfolio through cycles, including tactical adjustments of property type weightings, geographic concentrations and portfolio leverage, within a robust risk management framework.

		2,219	No later than 60 calendar days prior to the last day of the calendar quarter	No partial redemption request will be permitted if the aggregate NAV of the units to be redeemed would be less than $1 million.
Clarion Lion Properties Fund	Open-end core real estate fund with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. to provide a strong income return with potential for long-term capital appreciation.	4,284	No later than 90 calendar days prior to the last day of the calendar quarter	None
JPMorgan U.S. Real Estate Core Mezzanine Debt Fund	Open-end real estate fund focused on originating mezzanine loans against high quality, stabilized office, retail, industrial and multifamily assets in primary and secondary markets in the United States. The Fund’s investments are expected to comprise fixed rate, floating rate and construction loans on build-to-core opportunities.	1,263	No later than 2 months prior to the last day of the calendar quarter

New investors have their capital locked up through two years and a quarter after the drawdown date on which an investor has made its last capital contribution with respect to such investor’s commitment.

RREEF Core Plus Industrial Fund	Open-end commingled fund seeking to invest in a geographically-diversified portfolio of industrial real estate across the US. The fund consists predominantly of large-bay, single tenant, bulk distribution warehouses that provide stable cash flows and predictability, as well as a smaller exposure to smaller-bay, multi-tenant fulfillment properties and ground-up developments that provide value-add optionality and upside.	1,617	No later than 2 months prior to the last day of the fiscal quarter

New investors have their capital locked up through two years and two months after the date the limited partner’s units were issued. If the fund is unable to fully satisfy all redemption requests, partial redemptions may be made on a pro-rata basis in proportion to the total number of units held by each limited partner that has formally submitted a redemption request, regardless of when the requests were received.

		$15,919

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

37

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Investment Portfolio (continued)

As of April 30, 2020, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act. As of April 30, 2020, the Fund had unfunded commitments of $9.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of April 30, 2020:

Industry classification	Fair Value	Percentage of Portfolio
Real Estate Funds/REITs	$16,199	37%
USD CLO	2,595	6%
Telecommunications	2,223	5%
Retail	1,656	4%
Software	1,606	4%
Chemicals	1,338	3%
Food	1,256	3%
Healthcare-Services	1,235	3%
EUR CLO	1,203	3%
Pipelines	1,117	2%
Computers	1,050	2%
Oil & Gas	961	2%
Lodging	876	2%
Commercial Services	832	2%
Municipal	814	2%
Aerospace/Defense	737	2%
Other	8,285	18%
Total	$43,983	100%

Purchases and sales of securities during the six months ended April 30, 2020, other than short-term securities and U.S. government obligations, were $22,009 and $19,115, respectively.

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

38

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

As of April 30, 2020, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$10,406	—	$10,406
Senior Secured Loans—Second Lien	—	1,040	—	1,040
Senior Secured Bonds	—	4,585	—	4,585
Unsecured Bonds	—	7,800	—	7,800
CLO / Structured Credit	—	3,984	—	3,984
Emerging Markets Debt	—	9	—	9
Convertible Preferred Stocks	9	—	—	9
Common Equity	39	—	—	39
Short-Term Investments	192	—	—	192
Subtotal	240	27,824	—	28,064
Real Estate Funds	—	—	—	15,919
Total Investments	240	27,824	—	43,983
Forward Foreign Currency Exchange Contracts	—	32	—	32
Cross-Currency Swaps	—	93	—	93
Total Assets	$240	$27,949	—	$44,108

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(21)	—	$(21)
Futures Contracts	(3)			(3)
Total Liabilities	$(3)	$(21)	—	$(24)

The Fund’s investments consist primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund values its investments daily by using the mid-point of the prevailing bid and ask prices from dealers, which are provided by an independent third-party pricing service approved by the Board and screened for validity by such service. Investments and futures that are traded on an active public market are valued daily at their closing price. Forward foreign currency exchange contracts and swaps are valued at their quoted daily prices obtained from an independent third party. Debt investments where prices from dealers are not available are valued using broker quotes. Debt investments for which broker quotes are not available would be valued by an independent third-party valuation firm approved by the Board, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. In accordance with ASC 820, private real estate funds are measured at estimated NAV as a practical expedient and are not included in the fair value hierarchy.

The Fund periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation policy.

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

39

Note 9. Financing Arrangements

The following table presents summary information with respect to the Fund’s financing arrangements as of April 30, 2020:

Arrangement	Type of Arrangement	Rate	Amount Outstanding	Amount Available		Maturity Date
BNP Facility	Revolving Prime Brokerage	L+1.00%	$3,360	$ 300	(1)	October 26, 2020(2)
Société Générale Facility	Revolving Prime Brokerage	L+2.15% - L+2.25%(3)(4)	5,600	4,400		June 17, 2022
Total			$8,960	$4,700

(1)The amount available under the BNP Facility is calculated based on the value of the pledged collateral, rather than BNP Paribas’ commitment. As explained below, Alternative Credit may borrow amounts in excess of BNP Paribas’ commitment, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for additional borrowings.

(2)As described below, the BNP Facility generally is terminable upon 179 days’ notice by BNP Paribas and at any time by Alternative Credit. As of April 30, 2020, neither Alternative Credit nor BNP Paribas had provided notice of its intent to terminate the facility.

(3)Prior to March 17, 2020, the spread over LIBOR was determined based on satisfaction of certain minimum asset liquidity requirements, thereafter, the spread over LIBOR was 2.25%.

(4)LIBOR is subject to a 0% floor.

BNP Facility

On October 9, 2018, FS Multi Alternative Credit LLC (“Alternative Credit”), a wholly-owned subsidiary of the Fund, entered into a committed facility arrangement (the “BNP Facility”) with BNP Paribas Prime Brokerage International, Ltd. (together with its affiliates “BNP Paribas”). The BNP Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies on a committed basis up to an aggregate principal amount equal to the average outstanding borrowings over the past ten business days. The Fund may also borrow additional amounts on an uncommitted basis, at the discretion of BNP Paribas, to the extent the pledged collateral provides sufficient coverage for such additional borrowings.

Alternative Credit may terminate the BNP Facility at any time upon written notice to BNP Paribas. Absent a default or facility termination event (or the ratings decline described in the following sentence), BNP Paribas is required to provide Alternative Credit with 179 days’ written notice prior to terminating or materially amending the BNP Facility. BNP Paribas has a cancellation right if BNP Paribas’ long-term credit rating declines three or more notches below its highest rating by any of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services or Fitch IBCA, Inc., during the term of the BNP Facility. Upon any such termination, BNP Paribas is required to pay Alternative Credit a fee equal to 1.00% of the maximum amount of financing available on the termination date.

Under the BNP Facility, borrowings bear interest at the rate of one-month London Interbank Offered Rate (“LIBOR”) (or the relevant reference rate for any foreign currency borrowings) plus 1.00% per annum. Interest is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

Under the BNP Facility, Alternative Credit has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The value of securities required to be pledged by Alternative Credit is determined in accordance with the margin requirements described in the BNP Facility agreements. The BNP Facility agreements contain events of default and termination events customary for similar financing transactions.

Alternative Credit’s obligations under the BNP Facility are secured by a first priority security interest in Alternative Credit’s assets held at certain specified custody accounts. In connection with the BNP Facility, the Fund entered into a Parent Guaranty, pursuant to which the Fund agreed to guaranty Alternative Credit’s obligations under the BNP Facility.

The carrying amount outstanding under the BNP Facility approximates its fair value. For the six months ended April 30, 2020, the total interest expense for the BNP Facility was $43.

For the six months ended April 30, 2020, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the BNP Facility were as follows:

Cash paid for interest expense(1)	$47
Average borrowings	$3,314
Effective interest rate on borrowings at April 30, 2020	1.33%
Weighted average interest rate	2.55%

(1)Interest under the BNP Facility is payable monthly in arrears or may be capitalized on the principal balance as additional cash borrowing.

40

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financing Arrangements (continued)

Société Générale Facility

On June 17, 2019, FS Multi Private Credit LLC (“Private Credit”), a wholly-owned subsidiary of the Fund, entered into a revolving credit facility (the “Société Générale Facility”), with Société Générale as agent and lender. The Société Générale Facility provides for borrowings in U.S. dollars in an initial aggregate principal amount up to $10,000 on a committed basis. Private Credit may elect at one or more times, subject to certain conditions, including the consent of Société Générale and the Fund, to increase the maximum committed amount. The maturity date for the Société Générale Facility is June 17, 2022. Borrowings under the Société Générale Facility are subject to compliance with a borrowing base test.

Under the Société Générale Facility, borrowings bear interest at the rate of three-month LIBOR (subject to a 0% floor) plus a spread of either (i) prior to March 27, 2020, if certain minimum asset liquidity requirements are satisfied, 2.15% per annum, or (ii) otherwise, 2.25% per annum. Interest is payable quarterly in arrears or may be capitalized on the principal balance as additional cash borrowing. Private Credit is subject to a quarterly commitment fee on the average daily undrawn portion of the committed facility amount equal to either (i) so long as at least 80% or more of the committed facility amount is utilized, 0.25% per annum, or (ii) if less than 80% of the committed facility amount is utilized, 0.75% per annum.

Under the Société Générale Facility, Private Credit has made certain representations and warranties and must comply with various covenants, reporting requirements and other requirements customary for facilities of this type. In addition, Private Credit is required to maintain a minimum advance rate and a minimum loan to value ratio. The Fund is required to maintain a minimum asset coverage ratio of at least 300% and the Fund’s NAV may not decline below certain percentage thresholds on a monthly or annual basis. The Société Générale Facility contains events of default customary for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Société Générale may declare the outstanding advances and all other obligations under the Société Générale Facility immediately due and payable.

Private Credit’s obligations to Société Générale under the Société Générale Facility are secured by a first-priority security interest in substantially all of the assets of Private Credit, including its portfolio of assets. In connection with the Société Générale Facility, the Fund entered into a Guarantee, pursuant to which the Fund agreed to guaranty Private Credit’s obligations under the Société Générale Facility.

The Fund incurred costs in connection with obtaining the Société Générale Facility, which the Fund has recorded as deferred financing costs on its consolidated balance sheet and amortizes to interest expense over the life of the facility. As of April 30, 2020, $94 of such deferred financing costs had yet to be amortized to interest expense.

The carrying amount outstanding under the Société Générale Facility approximates its fair value. For the six months ended April 30, 2020, the total interest expense for the Société Générale Facility was $145.

For the six months ended April 30, 2020, the cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Société Générale Facility were as follows:

Cash paid for interest expense(1)	—
Average borrowings	$5,079
Effective interest rate on borrowings at April 30, 2020	4.28%
Weighted average interest rate(2)	4.74%

(1)Interest under the Société Générale Facility is payable quarterly in arrears or may be capitalized on the principal balance as additional cash borrowing.

(2)The weighted average interest rate presented is annualized.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Multi-Alternative Advisor and the Sub-Advisers believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled

41

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers (“non-U.S. securities”), involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

REIT and Real Estate Risk: Investing in companies that invest in real estate exposes the Fund to the risks of owning real estate directly, as well as to risks that relate specifically to the way in which real estate companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. Real estate investment trusts (“REITs”) are financial vehicles that pool investor capital to purchase or finance real estate. Equity REITs invest primarily in direct ownership or lease of real property, and they derive most of their income from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Investing in equity REITs and other real estate investment vehicles, such as ETFs, index funds, closed-end funds, mutual funds and unregistered

42

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

investment funds (together with REITs, “Real Estate Investment Vehicles”), involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.

Real Estate Investment Vehicles are typically small or medium market capitalization companies, and they are subject to management fees and other expenses. When the Fund invests in Real Estate Investment Vehicles, it will bear its proportionate share of the costs of the Real Estate Investment Vehicles’ operations. Real Estate Investment Vehicles are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. Real Estate Investment Vehicles also are subject to the possibility of failing to qualify for tax-free pass-through of income. Also, because Real Estate Investment Vehicles typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Collateralized Loan Obligation (“CLO”) Securities Risk: The Fund will invest in CLO securities issued by CLOs that principally invest in senior loans (typically, 80% or more of their assets), diversified by industry and borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) subordinated loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in senior loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other market and asset specific risks.

CLO securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs. The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on FS Multi-Alternative Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”). Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs FS Multi-Alternative Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

43

FS Multi-Alternative Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Pandemic Risk: The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including securities the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and a shareholder’s investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

To satisfy any shareholder repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund may be required to dispose of portfolio investments at unfavorable prices compared to their intrinsic value.

The Fund and its investment adviser have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its advisers and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s advisers rely and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.

Note 11. Commitments and Contingencies

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Multi-Alternative Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to FS Multi-Alternative Advisor, the Sub-Advisers and their respective affiliates (including FS Investments) resulting from the expense limitation agreement.

44

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports (and its predecessor form, Form N-Q) are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to FS Multi-Alternative Advisor, the Fund’s investment adviser. In addition, FS Multi-Alternative Advisor has delegated the responsibilities of voting and administering proxies received by the Fund to KKR Credit, an investment sub-adviser to the Fund, and the GoldenTree Sub-Adviser, an investment sub-adviser to the Fund, with respect to the allocated portion of the Fund’s assets managed by each such sub-adviser. Shareholders may obtain a copy of the proxy voting policies and procedures of FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how FS Multi-Alternative Advisor, KKR Credit and the GoldenTree Sub-Adviser voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Multi-Alternative Income Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

www.fsinvestments.com © 2020 FS Investments	sAR20-mai QES

Item 2.Code of Ethics.

Not applicable to this semi-annual report on Form N-CSR.

Item 3.Audit Committee Financial Expert.

Not applicable to this semi-annual report on Form N-CSR.

Item 4.Principal Accountant Fees and Services.

Not applicable to this semi-annual report on Form N-CSR.

Item 5.Audit Committee of Listed Registrants.

Not applicable to this semi-annual report on Form N-CSR.

Item 6.Investments.

(a)The Fund’s unaudited consolidated schedule of investments as of April 30, 2020 is included as part of the Semi-Annual Report included in Item 1 of this Form N-CSR.

(b)Not applicable.

Item 7.Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report on Form N-CSR.

Item 8.Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)As of the date of filing of this semi-annual report on Form N-CSR, there has been no change in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Fund’s most recently filed annual report on Form N-CSR.

Item 9.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this semi-annual report on Form N-CSR.

Item 10.Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s board of trustees during the period covered by this semi-annual report included in Item 1 of this Form N-CSR.

Item 11.Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this semi-annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this semi-annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this semi-annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12.Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable to this semi-annual report on Form N-CSR.

(b)Not applicable to this semi-annual report on Form N-CSR.

Item 13.Exhibits.

(a)(1)Not applicable to this semi-annual report on Form N-CSR.

(a)(2)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)Not applicable.

(a)(4)Not applicable.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Multi-Alternative Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: June 24, 2020

By:	/s/ Edward T. Gallivan, Jr.
Edward T. Gallivan, Jr.
Chief Financial Officer
(Principal Financial Officer)
Date: June 24, 2020